UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2019

     MFS® Commodity Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

CMS-ANN

MFS® Commodity Strategy Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have repeatedly raised tariffs on each other, though preliminary steps toward an interim trade agreement have been undertaken, modestly easing tensions in recent months. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. Uncertainty over Brexit, along with the ripple effects from the trade conflict, have hampered business confidence and investment in the U.K. and Europe, though investors hope that greater clarity regarding the Brexit outcome will emerge after a British parliamentary election in December.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October. Similarly, the European Central Bank loosened policy in September. While the monetary policy environment remains quite accommodative, tentative signs of easing trade tensions and receding global recession fears have helped push global interest rates modestly higher from the record-low levels posted late in the summer as investors grew less risk averse.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to responsible allocation of capital allow us to wade through the noise to uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline with the purpose of creating sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (c)(i)

Fixed income sectors (i)
Investment Grade Corporates	35.0%
U.S. Treasury Securities	33.6%
Commercial Mortgage-Backed Securities	7.7%
Asset-Backed Securities	7.7%
Collateralized Debt Obligations	6.9%
Emerging Markets Bonds	2.0%
Residential Mortgage-Backed Securities	1.1%
Non-U.S. Government Bonds	0.7%
Municipal Bonds	0.5%
Mortgage-Backed Securities	0.4%
U.S. Government Agencies (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	8.9%
AA	10.3%
A	13.7%
BBB	25.1%
U.S. Government	21.1%
Federal Agencies	0.4%
Not Rated	16.1%
Non-Fixed Income	99.6%
Cash & Cash Equivalents	15.1%
Other	(110.3)%

Commodity exposure (c)(i)

2

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(c)

MFS expects to gain exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity linked derivatives (such as commodity-linked futures, options, and/or swaps). The Subsidiary’s investments in commodity-linked derivatives are leveraged (i.e. involves investment exposure greater than the amount of the investment). For more information about commodity-linked derivatives and the risks of investing in such derivatives, please see the fund’s prospectus.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.

The fund invests a portion of its assets in the MFS Commodity Strategy Portfolio, a wholly-owned subsidiary of the fund. Percentages reflect exposure to the underlying holdings of the MFS Commodity Strategy Portfolio and not to the exposure from investing directly in the MFS Commodity Strategy Portfolio itself.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of October 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2019, Class A shares of the MFS Commodity Strategy Fund (fund) provided a total return of –2.96%, at net asset value. This compares with a return of –2.58% for the fund’s benchmark, the Bloomberg Commodity Index.

The fund’s investment adviser expects to gain exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (Subsidiary). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options and/or swaps).

Market Environment

Fading fears of a near-term global recession, hopes for a partial trade deal between the United States and China and dramatically lower odds of a no-deal Brexit helped bolster market sentiment late in the period, after providing headwinds for many months prior. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve for a time. The Fed indicated in October that further rate cuts are unlikely unless the outlook for the economy materially worsens.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019, as the Fed became more dovish, but significant trade friction between the US and China weighed on sentiment for much of the year, although hopes for a partial trade deal improved sentiment late in the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, Brexit uncertainty has receded. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. A UK general

4

Management Review – continued

election, scheduled for December 12, may bring some clarity to the situation. Hopes for a limited trade agreement between the US and China, as well as fading global recession fears, were supportive factors for risk assets at period end.

Commodities generally underperformed broad equity and fixed income markets amid subdued global growth and inflation. Energy and soft commodities lost ground over the period, while precious metals rallied.

Factors Affecting Performance

Over the reporting period, the fund underperformed the Bloomberg Commodity Index. A greater-than-benchmark exposure to both energy and industrial metal commodities held back relative performance. Within energy commodities, the timing of the fund’s exposure to WTI crude oil and unleaded gasoline, weakened relative returns. Within industrial metal commodities, the timing of the fund’s exposure to nickel, and a lesser exposure to both copper and lead, detracted from relative results.

Conversely, the fund’s fixed income investments outperformed the collateral return component of the benchmark. Additionally, the fund’s “out-of-benchmark” exposure to the commodity futures curve and, lesser-than-benchmark exposure to soft commodities, in particular coffee and sugar, aided relative returns.

Respectfully,

Portfolio Manager(s)

Philipp Burgener, Alexander Mackey, Benjamin Nastou, and Natalie Shapiro

Note to Shareholders: Effective January 1, 2019, Philipp Burgener was added as a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 10/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/02/10	(2.96)%	(6.36)%	(3.79)%
B	8/15/18	(3.68)%	N/A	(4.02)%
C	8/15/18	(3.69)%	N/A	(4.03)%
I	6/02/10	(2.75)%	(6.15)%	(3.55)%
R1	8/15/18	(3.69)%	N/A	(4.03)%
R2	8/15/18	(3.31)%	N/A	(3.58)%
R3	8/15/18	(3.03)%	N/A	(3.34)%
R4	8/15/18	(2.75)%	N/A	(3.12)%
R6	9/04/12	(2.57)%	(6.12)%	(7.25)%

Comparative benchmark(s)
Bloomberg Commodity Index (f)		(2.58)%	(6.65)%	(4.08)%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(8.54)%	(7.46)%	(4.39)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.42)%	N/A	(7.11)%
C With CDSC (1% for 12 months) (v)		(4.63)%	N/A	(4.03)%

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Commodity Index – designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper),grains (corn, wheat), livestock (live cattle/lean hogs), among others, and are traded in a variety of currencies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2019 through October 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Expenses Paid During Period (p) 5/01/19-10/31/19
A	Actual	1.09%	$1,000.00	$979.74	$5.44
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
B	Actual	1.83%	$1,000.00	$975.97	$9.11
	Hypothetical (h)	1.83%	$1,000.00	$1,015.98	$9.30
C	Actual	1.84%	$1,000.00	$975.97	$9.16
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
I	Actual	0.84%	$1,000.00	$979.74	$4.19
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R1	Actual	1.84%	$1,000.00	$975.97	$9.16
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
R2	Actual	1.34%	$1,000.00	$977.86	$6.68
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82
R3	Actual	1.09%	$1,000.00	$977.90	$5.43
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R4	Actual	0.83%	$1,000.00	$979.74	$4.14
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
R6	Actual	0.82%	$1,000.00	$981.58	$4.10
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

CONSOLIDATED PORTFOLIO OF INVESTMENTS

10/31/19

The Consolidated Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 82.7%

Issuer	Shares/Par	Value ($)
Aerospace - 0.4%
Boeing Co., 2.3%, 8/01/2021	$2,524,000	$2,539,048

Asset-Backed & Securitized - 23.4%
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 3.565% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	$252,269	$249,711
ALM Loan Funding, CLO, 2015-12A, “A2A2”, FLR, 3.35% (LIBOR - 3mo. + 1.35%), 4/16/2027 (n)	2,726,878	2,707,597
ALM Loan Funding, CLO, 2015-16A, “BR2”, FLR, 3.9% (LIBOR -3mo. + 1.9%), 7/15/2027 (n)	1,497,569	1,491,246
Americredit Automobile Receivables Trust, 2017-2, “C”, 2.97%, 3/20/2023	1,265,000	1,281,829
Arbor Realty Trust, Inc., CLO, 2019-FL1, “A”, FLR, 3.063% (LIBOR -1mo. + 1.15%), 5/15/2037 (n)	2,110,500	2,109,181
AREIT CRE Trust, 2019-CRE3, “B”, FLR, 3.439% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	303,000	303,438
AREIT CRE Trust, 2019-CRE3, “C”, FLR, 3.789% (LIBOR - 1mo. + 1.9%), 9/14/2036 (n)	250,500	251,066
AREIT CRE Trust, 2019-CRE3, FLR, 3.189% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	613,500	613,792
Avery Point CLO Ltd., 2014-1A, “CR”, FLR, 4.289% (LIBOR - 3mo. + 2.35%), 4/25/2026 (n)	1,150,000	1,150,662
Avis Budget Rental Car Funding LLC, 2019-1A, “A”, 3.45%, 3/20/2023 (n)	2,690,000	2,762,133
Ballyrock Ltd., CLO, 2018-1A, “A2”, FLR, 3.565% (LIBOR - 3mo. + 1.6%), 4/20/2031 (n)	1,368,365	1,314,201
Ballyrock Ltd., CLO, 2018-1A, “B”, FLR, 3.865% (LIBOR - 3mo. + 1.9%), 4/20/2031 (n)	579,877	543,951
Bancorp Commercial Mortgage Trust, 2018-CRE3, “B”, FLR, 3.463% (LIBOR - 1mo. + 1.55%), 1/15/2033 (n)	1,177,240	1,180,185
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 3.021% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	1,512,000	1,513,105
Bancorp Commercial Mortgage Trust, 2019-CRE5, “AS”, FLR, 3.264% (LIBOR - 1mo. + 1.35%), 3/15/2036 (n)	1,181,173	1,181,907
Bancorp Commercial Mortgage Trust, 2019-CRE5, “B”, FLR, 3.413% (LIBOR - 1mo. + 1.5%), 3/15/2036 (n)	1,635,470	1,635,470
Bancorp Commercial Mortgage Trust, 2019-CRE6, “B”, FLR, 3.596% (LIBOR - 1mo. + 1.55%), 9/15/2036 (z)	1,713,302	1,715,445
Bancorp Commercial Mortgage Trust, 2019-CRE6, FLR, 3.345% (LIBOR - 1mo. + 1.3%), 9/15/2036 (z)	1,360,019	1,360,865

11

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Barclays Commercial Mortgage Securities LLC, 2018-C2, “XA”, 0.771%, 12/15/2051 (i)(n)	$19,640,982	$1,163,817
BSPRT Ltd., 2018-FL4, FLR, 4.013% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	1,813,000	1,816,405
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033 (n)	1,336,785	1,353,291
BXMT Ltd., 2017-FL1 “A”, FLR, 2.747% (LIBOR - 1mo. + 0.87%), 6/15/2035 (n)	1,271,830	1,271,829
Caravana Auto Receivables Trust, 2019-1A, “B”, 3.29%, 8/15/2023 (n)	2,715,000	2,760,352
CD Commercial Mortgage Trust, 2017-CD4, “XA”, 1.31%, 5/10/2050 (i)	11,990,430	860,492
Chesapeake Funding II LLC, 2017-2A, “B”, 2.81%, 5/15/2029 (n)	832,000	841,596
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	372,000	377,037
Chesapeake Funding II LLC, 2017-3A, “B”, 2.57%, 8/15/2029 (n)	536,000	538,630
Chesapeake Funding II LLC, 2017-4A, “B”, 2.59%, 11/15/2029 (n)	578,000	581,013
Chesapeake Funding II LLC, 2017-4A, “C”, 2.76%, 11/15/2029 (n)	709,000	713,674
CPS Auto Trust, 2017-C, “C”, 2.86%, 6/15/2023 (n)	820,000	821,249
Credit Acceptance Auto Loan Trust, 2017-2A, “B”, 3.02%, 4/15/2026 (n)	1,822,000	1,834,401
Cutwater CLO Ltd., 2015-1A, “AR”, FLR, 3.22% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	2,261,829	2,260,673
Cutwater Ltd., 2014-1A, “A2R”, FLR, 3.7% (LIBOR - 3mo. + 1.7%), 7/15/2026 (n)	2,250,000	2,247,716
Dell Equipment Finance Trust, 2017-2, “B”, 2.47%, 10/24/2022 (n)	510,000	510,903
Dell Equipment Finance Trust, 2018-2, “B”, 3.55%, 10/22/2023 (n)	1,616,000	1,654,865
DLL Securitization Trust, 2017-A, “A3”, 2.14%, 12/15/2021 (n)	458,755	458,876
DT Auto Owner Trust, 2017-1A, “D”, 3.55%, 11/15/2022 (n)	870,125	875,797
DT Auto Owner Trust, 2017-2A, “C”, 3.03%, 1/17/2023 (n)	157,995	158,045
DT Auto Owner Trust, 2017-2A, “D”, 3.89%, 1/15/2023 (n)	1,290,000	1,300,998
DT Auto Owner Trust, 2017-3A, “C”, 3.01%, 5/15/2023 (n)	400,502	400,982
DT Auto Owner Trust, 2017-3A, “D”, 3.58%, 5/15/2023 (z)	1,559,000	1,571,568
DT Auto Owner Trust, 2018-2A, “C”, 3.67%, 3/15/2024 (n)	576,000	583,488
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 3.577% (LIBOR - 1mo. + 1.7%), 4/15/2036 (n)	1,788,500	1,791,888
Exeter Automobile Receivables Trust, 2018-1A, “B”, 2.75%, 4/15/2022 (n)	654,370	654,860
Exeter Automobile Receivables Trust, 2018-2A, “C”, 3.69%, 3/15/2023 (n)	1,825,000	1,846,263
Figueroa CLO Ltd., 2014-1A, “BR”, FLR, 3.5% (LIBOR - 3mo. + 1.5%), 1/15/2027 (n)	2,050,000	2,039,149
Flagship CLO, 2014-8A, “BRR”, FLR, 3.4% (LIBOR - 3mo. + 1.4%), 1/16/2026 (n)	1,598,837	1,585,229
Fort CRE LLC, 2018-1A, “A1”, FLR, 3.173% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	2,319,000	2,318,995

12

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Freedom Financial, 2019-1, “A”, 3.42%, 6/18/2026 (n)	$489,963	$492,880
General Motors Financial Co. Inc., 2017-A 1, “A”, 2.22%, 1/18/2022 (n)	1,010,000	1,010,230
General Motors, 2019-1, “B”, 2.86%, 4/15/2024 (n)	1,172,000	1,189,821
General Motors, 2019-1, “C”, 3.06%, 4/15/2024 (n)	902,000	915,717
Grand Avenue CRE Ltd., 2019-FL1, “A”, FLR, 3.033% (LIBOR - 1mo. + 1.12%), 6/15/2037 (n)	1,444,500	1,446,306
Granite Point Mortgage Trust, Inc., FLR, 2.746% (LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	1,570,636	1,567,682
GS Mortgage Securities Trust, 4.592%, 8/10/2043 (n)	2,104,000	2,125,212
GS Mortgage Securities Trust, 2015-GC32, “A2”, 3.062%, 7/10/2048	1,614,000	1,617,158
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.043%, 5/10/2050 (i)	10,951,488	745,030
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.131%, 8/10/2050 (i)	11,400,252	785,676
Hertz Fleet Lease Funding LP, 2016-1, “A2”, 1.96%, 4/10/2030 (n)	27,788	27,778
Hertz Fleet Lease Funding LP, 2017-1, “A2”, 2.13%, 4/10/2031 (n)	1,138,901	1,144,050
Hertz Fleet Lease Funding LP, 2018-1, “B”, 3.64%, 5/10/2032 (n)	862,000	878,519
Hertz Fleet Lease Funding LP, 2018-1, “C”, 3.77%, 5/10/2032 (n)	495,000	503,968
Invitation Homes Trust, 2018-SFR1, “B”, FLR, 2.839% (LIBOR - 1mo. + 0.95%), 3/17/2037 (n)	953,000	942,400
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 2.739% (LIBOR - 1mo. + 0.85%), 12/17/2036 (n)	1,643,124	1,640,814
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 2.813% (LIBOR - 1mo. + 0.9%), 6/17/2037 (n)	1,799,325	1,799,322
JPMorgan Chase & Co., 4.717%, 2/15/2046 (n)	1,748,492	1,792,843
JPMorgan Chase Commercial Mortgage Securities Corp., 1.074%, 9/15/2050 (i)	12,993,371	793,423
KKR Real Estate Financial Trust, Inc., 2018-FL1, “C”, FLR, 3.877% (LIBOR - 1mo. + 2%), 6/15/2036 (n)	1,177,500	1,181,916
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 3.413% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	1,731,000	1,733,153
LoanCore Ltd., 2018-CRE1, “C”, FLR, 4.463% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	577,000	579,896
LoanCore Ltd., 2019-CRE3, “AS”, FLR, 3.283% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	2,108,000	2,109,986
Loomis, Sayles & Co., CLO, “A2”, FLR, 3.4% (LIBOR - 3mo. + 1.4%), 4/15/2028 (n)	2,652,449	2,623,508
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 2.9% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)	1,283,932	1,278,225
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 3.465% (LIBOR -3mo. + 1.5%), 4/19/2030 (n)	2,174,539	2,144,602
Magnetite CLO Ltd., 2015-16A, “BR”, FLR, 3.203% (LIBOR - 3mo. + 1.2%), 1/18/2028 (n)	2,590,000	2,571,342

13

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Man GLG U.S. CLO 2018-2 Ltd., 2018-2A, “BR”, FLR, 4.45% (LIBOR -3mo. + 2.45%), 10/15/2028	$2,019,578	$1,995,703
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.423%, 5/15/2050 (i)	11,834,842	827,826
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.437%, 6/15/2050 (i)	4,655,121	351,445
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.865%, 12/15/2051 (i)	16,435,409	1,063,075
Mountain Hawk CLO Ltd., 2013-2A, “BR”, FLR, 3.565% (LIBOR - 3mo. + 1.6%), 7/20/2024 (n)	1,809,670	1,809,111
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 3.803% (LIBOR - 3mo. + 1.8%), 4/18/2025 (n)	2,325,000	2,323,893
Nationstar HECM Loan Trust, 2018-2A, “M1”, 3.552%, 7/25/2028 (n)	1,072,000	1,070,457
Nationstar HECM Loan Trust, 2018-3, “A”, 3.554%, 11/25/2028 (n)	831,367	829,684
Nationstar HECM Loan Trust, 2019-1A, “A”, 2.651%, 6/25/2029 (n)	695,121	695,180
Navistar Financial Dealer Note Master Owner (NAVMT), 2019-1, “C”, FLR, 2.773% (LIBOR - 1mo. + 0.95%), 5/25/2024 (n)	397,000	397,129
Navistar Financial Dealer Note Master Owner Trust II, 2018-1, “B”, FLR, 2.623% (LIBOR - 1mo. + 0.8%), 9/25/2023 (n)	302,000	302,336
Navistar Financial Dealer Note Master Owner Trust II, 2018-1, “C”, FLR, 2.873% (LIBOR - 1mo. + 1.05%), 9/25/2023 (n)	340,000	340,523
Neuberger Berman CLO Ltd., 2015-20A, “BR”, 3.25%, 1/15/2028 (z)	2,729,000	2,660,544
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 3.566% (LIBOR -3mo. + 1.6%), 4/20/2027 (n)	1,515,565	1,450,559
NextGear Floorplan Master Owner Trust, 2017-1A, “A2”, 2.54%, 4/18/2022 (n)	938,000	939,392
NextGear Floorplan Master Owner Trust, 2017-2A, “B”, 3.02%, 10/17/2022 (n)	766,000	771,541
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024 (z)	1,026,000	1,025,762
OCP CLO Ltd., 2015-10A, “A2R”, FLR, 3.235% (LIBOR - 3mo. + 1.3%), 10/26/2027 (z)	2,211,957	2,186,951
OneMain Financial Issuance Trust, 2017-1A, “A1”, 2.37%, 9/14/2032 (n)	1,488,409	1,489,002
Oscar U.S. Funding Trust, 2017-1A, “A3”, 2.82%, 6/10/2021 (n)	476,867	477,576
Oscar U.S. Funding Trust, 2018-2A, “A3”, 3.39%, 9/12/2022 (n)	820,000	832,742
PFS Financing Corp., 2019-B, “A”, FLR, 2.471% (LIBOR - 1mo. + 0.55%), 9/15/2023 (z)	1,972,000	1,972,214
Santander Drive Auto Receivables Trust, 2017-2, “C”, 2.79%, 8/15/2022	573,581	574,867
Santander Drive Auto Receivables Trust, 2018-1, “B”, 2.63%, 7/15/2022	862,126	863,065
Santander Drive Auto Receivables Trust, 2019-2, “B”, 2.79%, 1/16/2024	1,406,000	1,420,095

14

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Santander Retail Auto Lease Trust, 2017-A, “B”, 2.68%, 1/20/2022 (n)	$866,000	$867,212
Shackelton CLO Ltd., 2013-4RA, “B”, FLR, 3.901% (LIBOR - 3mo. + 1.9%), 4/13/2031 (n)	722,762	688,495
Shelter Growth CRE, 2018-FL1, “A”, FLR, 2.914% (LIBOR - 1mo. + 1%), 1/15/2035 (n)	289,228	289,228
Shelter Growth CRE, 2019-FL2, “A”, FLR, 3.013% (LIBOR - 1mo. + 1.1%), 5/15/2036 (n)	2,705,500	2,706,344
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	152,485	152,441
SPS Servicer Advance Receivables Trust, 2.24%, 10/15/2051 (z)	1,180,000	1,181,094
SPS Servicer Advance Receivables Trust, 2.34%, 10/15/2051 (z)	214,000	214,202
SPS Servicer Advance Receivables Trust, 2.39%, 10/15/2051 (z)	256,000	256,245
Starwood Waypoint Homes Trust, 2017-1, “B”, FLR, 3.084% (LIBOR - 1mo. + 1.17%), 1/17/2035 (n)	1,514,489	1,513,038
Thacher Park CLO Ltd., 2014-1A, “CR”, FLR, 4.166% (LIBOR - 3mo. + 2.2%), 10/20/2026 (n)	1,143,000	1,143,768
TICP CLO Ltd., 2018-3R, “B”, FLR, 3.316% (LIBOR - 3mo. + 1.35%), 4/20/2028 (n)	681,356	677,143
TICP CLO Ltd., 2018-3R, “C”, FLR, 3.766% (LIBOR - 3mo. + 1.8%), 4/20/2028 (n)	1,195,706	1,171,015
TPG Real Estate Finance, 2018-FL2, “AS”, FLR, 3.328% (LIBOR -1mo. + 1.45%), 11/15/2037 (n)	1,914,000	1,916,974
Tricon American Homes Trust, 2015-SFR1, “1A”, 2.589%, 11/17/2033 (n)	1,099,653	1,099,421
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 1.013%, 11/15/2050 (i)	7,910,220	462,809
UBS Commercial Mortgage Trust, 2018-C14, “XA”, 1.005%, 12/15/2051 (i)	8,053,327	592,983
Verizon Owner Trust, 2017-3A, “B”, 2.38%, 4/20/2022 (n)	769,000	771,355
Veros Auto Receivables Trust, 2017-1, “A”, 2.84%, 4/17/2023 (n)	9,997	9,996
Veros Auto Receivables Trust, 2018-1, “A”, 3.63%, 5/15/2023 (n)	536,166	537,689
West CLO Ltd., 2013-1A, “A2BR”, 3.393%, 11/07/2025 (n)	1,000,165	999,895
WF-RBS Commercial Mortgage Trust, 2011-C3, “A4”, 4.375%, 3/15/2044 (n)	2,276,538	2,328,961
Wind River CLO Ltd., 2012-1A, “BR2”, FLR, 3.451% (LIBOR - 3mo. + 1.45%), 1/15/2026 (n)	2,079,666	2,079,641

		$146,531,943
Automotive - 2.4%
BMW U.S. Capital LLC, 3.1%, 4/12/2021 (n)	$1,639,000	$1,667,193
Ford Motor Credit Co. LLC, 5.085%, 1/07/2021	984,000	1,010,377
Ford Motor Credit Co. LLC, 5.75%, 2/01/2021	1,151,000	1,191,283
Ford Motor Credit Co. LLC, 4.063%, 11/01/2024	2,565,000	2,573,772

15

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Harley-Davidson Financial Services, 4.05%, 2/04/2022 (n)	$1,251,000	$1,295,007
Harley-Davidson Financial Services, FLR, 3.077% (LIBOR - 3mo. + 0.94%), 3/02/2021 (n)	1,473,000	1,480,203
Hyundai Capital America, 3.75%, 7/08/2021 (n)	1,082,000	1,104,759
Hyundai Capital America, 2.85%, 11/01/2022 (z)	1,427,000	1,437,296
Volkswagen Group of America Co., 3.875%, 11/13/2020 (n)	1,177,000	1,198,380
Volkswagen Group of America Co., 4%, 11/12/2021 (n)	1,177,000	1,219,843
Volkswagen Group of America Co., 2.85%, 9/26/2024 (n)	1,078,000	1,092,491

		$15,270,604
Broadcasting - 0.4%
Fox Corp., 3.666%, 1/25/2022 (n)	$716,000	$741,204
Interpublic Group of Companies, Inc., 3.5%, 10/01/2020	1,512,000	1,531,667
SES S.A., 3.6%, 4/04/2023 (n)	181,000	183,808

		$2,456,679
Brokerage & Asset Managers - 1.0%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$3,674,000	$3,742,890
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	2,520,000	2,540,780

		$6,283,670
Cable TV - 0.9%
Comcast Corp., 3.45%, 10/01/2021	$1,507,000	$1,553,045
NBCUniversal Media LLC, 4.375%, 4/01/2021	1,800,000	1,862,414
Time Warner Cable, Inc., 5%, 2/01/2020	2,308,000	2,323,418

		$5,738,877
Computer Software - 0.8%
Dell Investments LLC/EMC Corp., 4.42%, 6/15/2021	$3,462,000	$3,575,339
Dell Investments LLC/EMC Corp., 4%, 7/15/2024 (n)	1,422,000	1,489,355

		$5,064,694
Computer Software - Systems - 0.4%
Apple, Inc., 1.7%, 9/11/2022	$1,314,000	$1,314,087
Panasonic Corp., 2.536%, 7/19/2022 (n)	1,336,000	1,347,122

		$2,661,209
Conglomerates - 1.5%
Roper Technologies, Inc., 2.8%, 12/15/2021	$1,383,000	$1,404,767
United Technologies Corp., 3.1%, 6/01/2022	881,000	907,737
United Technologies Corp., 3.65%, 8/16/2023	3,088,000	3,266,385
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	2,892,000	3,085,897
Westinghouse Air Brake Technologies Corp., FLR, 3.418% (LIBOR -3mo. + 1.05%), 9/15/2021	754,000	754,158

		$9,418,944

16

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - 0.4%
Reckitt Benckiser Treasury Services PLC, 2.375%, 6/24/2022 (n)	$2,414,000	$2,430,579

Consumer Services - 0.5%
Alibaba Group Holding Ltd., 2.8%, 6/06/2023	$1,506,000	$1,527,106
QVC, Inc., 5.125%, 7/02/2022	1,468,000	1,548,343

		$3,075,449
Electrical Equipment - 0.2%
Molex Electronic Technologies LLC, 2.878%, 4/15/2020 (n)	$1,408,000	$1,410,993

Electronics - 1.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3%, 1/15/2022	$3,985,000	$4,036,544
Broadcom, Inc., 3.125%, 4/15/2021 (n)	1,550,000	1,568,212
Microchip Technology, Inc., 3.922%, 6/01/2021	2,558,000	2,618,152

		$8,222,908
Emerging Market Quasi-Sovereign - 0.4%
Bharat Petroleum Corp. Ltd., 4.625%, 10/25/2022	$1,716,000	$1,803,345
Indian Oil Corp. Ltd., 5.75%, 8/01/2023	858,000	942,325

		$2,745,670
Energy - Integrated - 0.7%
BP Capital Markets PLC, 2.521%, 1/15/2020	$806,000	$806,917
Cenovus Energy, Inc., 3%, 8/15/2022	2,172,000	2,192,215
Cenovus Energy, Inc., 3.8%, 9/15/2023	689,000	712,480
Eni S.p.A., 4%, 9/12/2023 (n)	740,000	782,718

		$4,494,330
Entertainment - 0.1%
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	$836,000	$841,322

Financial Institutions - 2.0%
AerCap Ireland Capital Ltd., 4.45%, 12/16/2021	$1,723,000	$1,796,266
Avolon Holdings Funding Ltd., 3.625%, 5/01/2022 (n)	1,818,000	1,855,814
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	1,131,000	1,174,204
Century Housing Corp., 3.995%, 11/01/2021	691,000	708,249
GE Capital International Funding Co., 2.342%, 11/15/2020	6,947,000	6,942,662

		$12,477,195
Food & Beverages - 0.9%
Conagra Brands, Inc., 3.8%, 10/22/2021	$1,039,000	$1,072,730
Conagra Brands, Inc., FLR, 2.703% (LIBOR - 3mo. + 0.75%), 10/22/2020	742,000	742,059
Constellation Brands, Inc., 4.25%, 5/01/2023	1,510,000	1,616,803

17

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Constellation Brands, Inc., FLR, 2.858% (LIBOR - 3mo. + 0.7%), 11/15/2021	$739,000	$739,057
Diageo PLC, 3%, 5/18/2020	967,000	972,687
Pernod Ricard S.A., 5.75%, 4/07/2021 (n)	480,000	505,225

		$5,648,561
Gaming & Lodging - 0.5%
GLP Capital LP/GLP Financing II, Inc., 4.375%, 4/15/2021	$194,000	$197,926
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	1,405,000	1,526,111
Las Vegas Sands Corp., 3.2%, 8/08/2024	1,585,000	1,621,780

		$3,345,817
Insurance - 0.4%
Metropolitan Life Global Funding I, 2%, 4/14/2020 (n)	$2,200,000	$2,201,463

Insurance - Health - 0.3%
UnitedHealth Group, Inc., 1.95%, 10/15/2020	$1,775,000	$1,778,054

Insurance - Property & Casualty - 0.3%
Marsh & McLennan Cos., Inc., 2.75%, 1/30/2022	$1,522,000	$1,546,045

International Market Quasi-Sovereign - 0.7%
Caisse d’Amortissement de la Dette Sociale (Republic of France), 1.875%, 1/13/2020 (n)	$1,230,000	$1,229,978
Dexia Credit Local S.A. (Kingdom of Belgium), 2.25%, 2/18/2020 (n)	580,000	580,547
Dexia Credit Local S.A. (Kingdom of Belgium), 1.875%, 9/15/2021 (n)	2,010,000	2,011,279
Kommunalbanken A.S. (Kingdom of Noway), 1.375%, 10/26/2020 (n)	720,000	717,217

		$4,539,021
Internet - 0.4%
Baidu, Inc., 3.875%, 9/29/2023	$2,225,000	$2,309,671

Machinery & Tools - 0.5%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,931,000	$2,060,348
CNH Industrial N.V., 4.5%, 8/15/2023	1,073,000	1,140,588

		$3,200,936
Major Banks - 7.6%
ABN AMRO Bank N.V., 2.65%, 1/19/2021 (n)	$3,685,000	$3,710,060
Bank of Montreal, 2.05%, 11/01/2022	1,694,000	1,695,318
Barclays PLC, 4.61%, 2/15/2023	5,181,000	5,411,883
Credit Agricole, “A”, FLR, 3.439% (LIBOR - 3mo. + 1.43%), 1/10/2022 (n)	750,000	761,422
Credit Suisse Group AG, 3.8%, 9/15/2022	1,764,000	1,838,353

18

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Credit Suisse Group AG, 3.574%, 1/09/2023 (n)	$2,060,000	$2,112,467
DNB Bank A.S.A., 2.125%, 10/02/2020 (n)	1,910,000	1,914,277
HSBC Holdings PLC, 3.262% to 3/13/2022, FLR (LIBOR - 3mo. + 1.055%) to 3/13/2023	2,661,000	2,719,653
HSBC Holdings PLC, 3.033% to 11/22/2022, FLR (LIBOR - 3mo. + 0.923%) to 11/22/2023	957,000	978,422
JPMorgan Chase & Co., 3.207% to 4/01/2022, FLR (LIBOR - 3mo. + 0.695%) to 4/01/2023	2,839,000	2,907,240
KeyBank N.A., 3.3%, 2/01/2022	772,000	795,235
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	449,000	454,269
Mitsubishi UFJ Financial Group, Inc., 3.535%, 7/26/2021	1,593,000	1,631,378
Mitsubishi UFJ Financial Group, Inc., 2.623%, 7/18/2022	2,006,000	2,030,584
NatWest Markets PLC, 3.625%, 9/29/2022 (n)	1,150,000	1,191,902
Royal Bank of Scotland Group PLC, 4.269% to 3/22/2024, FLR (LIBOR - 3mo. + 1.762%) to 3/22/2025	1,282,000	1,360,202
Skandinaviska Enskilda Banken AB, 2.45%, 5/27/2020 (n)	2,200,000	2,205,289
SunTrust Bank, 2.8%, 5/17/2022	2,110,000	2,150,134
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	5,533,000	5,702,347
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	3,100,000	3,145,798
UniCredito Italiano S.p.A., 6.572%, 1/14/2022 (n)	1,297,000	1,396,342
UniCredito Italiano S.p.A., 3.75%, 4/12/2022 (n)	1,342,000	1,374,665

		$47,487,240
Medical & Health Technology & Services - 0.6%
Becton, Dickinson and Co., 2.404%, 6/05/2020	$796,000	$798,056
Becton, Dickinson and Co., 2.894%, 6/06/2022	948,000	966,554
Becton, Dickinson and Co., 3.7%, 6/06/2027	276,000	296,740
Cigna Corp., FLR, 2.789% (LIBOR - 3mo. + 0.65%), 9/17/2021	1,496,000	1,496,239

		$3,557,589
Medical Equipment - 0.4%
Zimmer Biomet Holdings, Inc., 2.7%, 4/01/2020	$1,894,000	$1,897,807
Zimmer Biomet Holdings, Inc., FLR, 2.914% (LIBOR - 3mo. + 0.75%), 3/19/2021	356,000	356,030

		$2,253,837
Metals & Mining - 0.5%
Glencore Finance (Canada) Ltd., 4.95%, 11/15/2021 (n)	$729,000	$763,332
Glencore Funding LLC, 3%, 10/27/2022 (n)	610,000	615,886
Glencore Funding LLC, 4.125%, 3/12/2024 (n)	1,280,000	1,344,967
Vale Overseas Ltd., 4.375%, 1/11/2022	285,000	296,685

		$3,020,870

19

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - 0.9%
El Paso LLC, 6.5%, 9/15/2020	$1,874,000	$1,943,924
MPLX LP, 3.5%, 12/01/2022 (n)	2,416,000	2,486,702
MPLX LP, 3.375%, 3/15/2023	471,000	483,765
MPLX LP, FLR, 3.002% (LIBOR - 3mo. + 0.9%), 9/09/2021	920,000	923,697

		$5,838,088
Mortgage-Backed - 0.4%
Fannie Mae, 4.5%, 4/01/2024 - 5/01/2025	$252,666	$263,584
Fannie Mae, 3%, 12/01/2031	547,574	563,757
Fannie Mae, 2%, 5/25/2044	1,539,403	1,537,093
Freddie Mac, 0.879%, 4/25/2024 (i)	127,079	4,012
Freddie Mac, 4%, 7/01/2025	184,980	192,912

		$2,561,358
Municipals - 0.5%
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	$3,058,000	$2,827,029

Oils - 0.5%
Marathon Petroleum Corp., 4.75%, 12/15/2023	$1,868,000	$2,041,892
Phillips 66, FLR, 2.732% (LIBOR - 3mo. + 0.6%), 2/26/2021	839,000	839,116

		$2,881,008
Other Banks & Diversified Financials - 2.2%
American Express Co., 3.7%, 11/05/2021	$1,473,000	$1,523,849
Banque Federative du Credit Mutuel S.A., 2.2%, 7/20/2020 (n)	1,854,000	1,857,142
BBVA USA, 3.5%, 6/11/2021	1,498,000	1,526,197
BBVA USA, 2.875%, 6/29/2022	2,837,000	2,884,004
BBVA USA Bancshares, Inc., 2.5%, 8/27/2024	1,122,000	1,123,341
Discover Bank, 3.1%, 6/04/2020	1,190,000	1,196,711
Groupe BPCE S.A., 4%, 9/12/2023 (n)	1,193,000	1,260,121
Groupe BPCE S.A., FLR, 3.371% (LIBOR - 3mo. + 1.24%), 9/12/2023 (n)	1,193,000	1,204,436
National Bank of Canada, 2.15%, 10/07/2022 (z)	1,305,000	1,306,994

		$13,882,795
Pharmaceuticals - 1.6%
Allergan Funding SCS, 3%, 3/12/2020	$1,058,000	$1,060,609
Allergan Funding SCS, 3.45%, 3/15/2022	2,322,000	2,379,242
Bayer U.S. Finance II LLC, 3.5%, 6/25/2021 (n)	3,030,000	3,090,590
Bristol-Myers Squibb Co., FLR, 2.548% (LIBOR - 3mo. + 0.38%), 5/16/2022 (n)	421,000	421,421
Celgene Corp., 2.875%, 8/15/2020	1,912,000	1,924,232
Celgene Corp., 2.75%, 2/15/2023	1,297,000	1,320,969

		$10,197,063

20

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Printing & Publishing - 0.2%
Moody’s Corp., 3.25%, 6/07/2021	$1,266,000	$1,290,092

Retailers - 0.4%
Alimentation Couche-Tard, Inc., 2.35%, 12/13/2019 (n)	$1,786,000	$1,786,661
Macy’s Retail Holdings, Inc., 3.875%, 1/15/2022	580,000	594,362

		$2,381,023
Telecommunications - Wireless - 1.0%
American Tower Corp., REIT, 2.8%, 6/01/2020	$573,000	$575,416
American Tower Corp., REIT, 2.25%, 1/15/2022	2,250,000	2,258,965
American Tower Corp., REIT, 3%, 6/15/2023	1,462,000	1,501,724
Crown Castle International Corp., 3.4%, 2/15/2021	610,000	620,102
Crown Castle International Corp., 3.15%, 7/15/2023	755,000	773,780
SBA Tower Trust, 2.877%, 7/09/2021 (n)	660,000	662,991

		$6,392,978
Tobacco - 0.9%
B.A.T Capital Corp., 2.764%, 8/15/2022	$708,000	$714,774
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (n)	3,866,000	3,883,597
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	755,000	779,131

		$5,377,502
Transportation - Services - 0.8%
Adani Ports & Special Economic Zone Ltd., 3.95%, 1/19/2022	$2,605,000	$2,668,443
TTX Co., 2.6%, 6/15/2020 (n)	2,400,000	2,408,872

		$5,077,315
U.S. Government Agencies and Equivalents - 0.0%
Small Business Administration, 2.25%, 7/01/2021	$89,022	$89,610

U.S. Treasury Obligations - 21.0%
U.S. Treasury Notes, 1%, 11/15/2019 (f)(s)	$15,000,000	$14,995,104
U.S. Treasury Notes, 1.375%, 2/15/2020 (f)(s)	15,000,000	14,987,109
U.S. Treasury Notes, 2.25%, 3/31/2020 (f)(s)	15,000,000	15,032,882
U.S. Treasury Notes, 1.5%, 5/31/2020 (f)(s)	15,000,000	14,988,281
U.S. Treasury Notes, 2.625%, 12/15/2021	36,000,000	36,825,469
U.S. Treasury Notes, 1.875%, 2/28/2022 (f)	26,429,000	26,628,250
U.S. Treasury Notes, 1.875%, 4/30/2022 (f)	8,189,000	8,257,455

		$131,714,550
Utilities - Electric Power - 2.4%
Dominion Energy, Inc., 2.579%, 7/01/2020	$1,136,000	$1,139,386
Emera U.S. Finance LP, 2.7%, 6/15/2021	468,000	472,127
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	2,820,000	2,856,512

21

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Engie Energia Chile S.A., 5.625%, 1/15/2021	$2,755,000	$2,843,226
FirstEnergy Corp., 2.85%, 7/15/2022	581,000	591,846
Florida Power & Light Co., FLR, 2.639% (LIBOR - 3mo. + 0.4%), 5/06/2022	1,398,000	1,398,070
NextEra Energy Capital Holdings, Inc., 2.403%, 9/01/2021	2,303,000	2,320,578
NextEra Energy, Inc., 2.9%, 4/01/2022	1,411,000	1,440,313
WEC Energy Group, Inc., 3.375%, 6/15/2021	1,056,000	1,079,634
WEC Energy Group, Inc., 3.1%, 3/08/2022	826,000	846,798

		$14,988,490
Total Bonds (Identified Cost, $513,146,657)		$518,052,119

Investment Companies (h) - 8.7%
Money Market Funds - 8.7%
MFS Institutional Money Market Portfolio, 1.89% (v) (Identified Cost, $54,203,247)	54,206,755	$54,212,176

Short-Term Obligations (s)(y) - 6.7%
3M Co., 1.65%, due 11/20/2019	$1,000,000	$999,129
Apple Inc., 1.8%, due 11/06/2019	4,000,000	3,999,000
Bank of Montreal, 1.87%, due 11/12/2019	4,500,000	4,497,436
Canadian Imperial Bank of Commerce, 1.87%, due 11/07/2019	4,500,000	4,498,597
Colgate-Palmolive Co., 1.59%, due 11/05/2019	4,000,000	3,999,293
Exxon Mobil Corp., 1.94%, due 11/01/2019	4,000,000	4,000,000
Federal Home Loan Bank, 1.2%, due 11/01/2019	12,281,000	12,281,000
Merck & Co., Inc., 1.8%, due 11/08/2019	4,000,000	3,998,600
Sumitomo Mitsui Banking Corp., 1.88%, due 11/08/2019	4,000,000	3,998,538
Total Short-Term Obligations (Identified Cost, $42,271,594)		$42,271,593

Other Assets, Less Liabilities - 1.9%		11,695,110
Net Assets - 100.0%		$626,230,998

(f)	All or a portion of the security has been segregated as collateral for open futures contracts, cleared swap agreements, and uncleared swap agreements.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $54,212,176 and $560,323,712, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $196,376,101, representing 31.4% of net assets.

22

Consolidated Portfolio of Investments – continued

(s)	All or a portion of security is held by a wholly-owned subsidiary. See Note 2 of the Notes to Consolidated Financial Statements for details of the wholly-owned subsidiary.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(y)	The rate shown represents an annualized yield at time of purchase.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bancorp Commercial Mortgage Trust, 2019-CRE6,
“B”, FLR, 3.596% (LIBOR - 1mo. + 1.55%), 9/15/2036	9/13/19	$1,713,302	$1,715,445
Bancorp Commercial Mortgage Trust, 2019-CRE6,
FLR, 3.345% (LIBOR - 1mo. + 1.3%), 9/15/2036	9/13/19	1,360,019	1,360,865
DT Auto Owner Trust, 2017-3A, “D”, 3.58%, 5/15/2023	9/13/19	1,571,610	1,571,568
Hyundai Capital America, 2.85%, 11/01/2022	10/28/19-10/29/19	1,428,574	1,437,296
National Bank of Canada, 2.15%, 10/07/2022	10/02/19	1,304,923	1,306,994
Neuberger Berman CLO Ltd., 2015-20A, “BR”, 3.25%, 1/15/2028	11/15/17	2,729,000	2,660,544
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024	10/08/19	1,025,764	1,025,762
OCP CLO Ltd., 2015-10A, “A2R”, FLR, 3.235% (LIBOR - 3mo. + 1.3%), 10/26/2027	11/27/17	2,211,957	2,186,951
PFS Financing Corp., 2019-B, “A”, FLR, 2.471% (LIBOR - 1mo. + 0.55%), 9/15/2023	10/11/19	1,972,000	1,972,214
SPS Servicer Advance Receivables Trust, 2.24%, 10/15/2051	10/10/19	1,179,920	1,181,094
SPS Servicer Advance Receivables Trust, 2.34%, 10/15/2051	10/10/19	213,989	214,202
SPS Servicer Advance Receivables Trust, 2.39%, 10/15/2051	10/10/19	255,990	256,245
Total Restricted Securities			$16,889,180
% of Net assets			2.7%

The following abbreviations are used in this report and are defined:

BCOMALTR	Bloomberg Aluminum Subindex Total Return, this index is composed of futures contracts on aluminum.
BCOMCLTR	Bloomberg WTI Crude Oil Subindex Total Return, this index is composed of composed of futures contracts on WTI crude oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCOT	Bloomberg Brent Crude Subindex Total Return, this index is composed of futures contracts on brent crude.
BCOMCTTR	Bloomberg Cotton Subindex Total Return, this index is composed of futures contracts on cotton. It reflects the return on fully collateralized futures positions. It is quoted in USD.

23

Consolidated Portfolio of Investments – continued

BCOMF3T	Bloomberg Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.
BCOMGCTR	Bloomberg Gold Subindex Total Return, this index is composed of futures contracts on gold.
BCOMGOT	Bloomberg Gas and Oil Subindex Total Return, this index is composed of futures contracts on gas and oil.
BCOMHGTR	Bloomberg Copper Subindex Total Return, this index is composed of futures contracts on copper.
BCOMHOTR	Bloomberg Heating Oil Subindex Total Return, this index is composed of futures contracts on heating oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMKCTR	Bloomberg Coffee Subindex Total Return, this index is composed of futures contracts on coffee. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMKWT	Bloomberg Kansas Wheat Subindex Total Return, this index is composed of futures contracts on wheat and Kansas wheat. It is quoted in USD.
BCOMLHTR	Bloomberg Lean Hogs Subindex Total Return, this index is composed of futures contracts on lean hogs. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
BCOMNGTR	Bloomberg Natural Gas Subindex Total Return, this index is composed of futures contracts on natural gas. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMNITR	Bloomberg Nickel Subindex Total Return, this index is a single commodity subindex of the Bloomberg CI composed of futures contracts on Nickel. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
BCOMPBTR	Bloomberg Lead Subindex Total Return, this index is composed of futures contracts on lead. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
BCOMRBTR	Bloomberg Unleaded Gasoline Subindex Total Return, this index is composed of futures contracts on unleaded gasoline. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSBTR	Bloomberg Sugar Subindex Total Return, this index is composed of futures contracts on sugar. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSMT	Bloomberg Soybean Meal Subindex Total Return, this index is composed of futures contracts on soybean meal.
BCOMTR	Bloomberg Commodity Index Total Return
BCOMZSTR	Bloomberg Zinc Subindex Total Return, this index is composed of futures contracts on zinc.
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
MLCILPRT	Merrill Lynch International Bloomberg Commodity Index Total Return
REIT	Real Estate Investment Trust
SPGCCCTR	S&P GSCI Cocoa Index Total Return

24

Consolidated Portfolio of Investments – continued

Derivative Contracts at 10/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	90	$19,404,141	December - 2019	$(35,474)

25

Consolidated Portfolio of Investments – continued

Cleared Swap Agreements

Maturity Date	Notional Amount		Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives

Interest Rate Swaps
7/15/21	USD	35,500,000	centrally cleared	1.88% (fixed rate) / Semi-annually	LIBOR - 3mo. (floating rate) / Quarterly	$335,615	$—	$335,615
9/19/21	USD	22,400,000	centrally cleared	1.57% (fixed rate) / Semi-annually	LIBOR - 1mo. (floating rate) / Monthly	83,590	—	83,590

						$419,205	$—	$419,205

Uncleared Swap Agreements

Maturity Date	Notional Amount		Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives

Total Return Swaps
1/08/20	USD	6,598,943 (Short)	Merrill Lynch International	3 month T-Bill + 0%	BCOMSMT (floating rate)	$10,174	$—	$10,174
2/28/20	USD	5,263,773 (Short)	Merrill Lynch International	3 month T-Bill + 0.04%	BCOMKWT (floating rate)	8,297	—	8,297
6/26/20	USD	5,748,355 (Short)	Merrill Lynch International	3 month T-Bill + 0.01%	BCOMSBTR (floating rate)	9,142	—	9,142
8/11/20	USD	4,821,843 (Short)	Morgan Stanley	3 month T-Bill + 0.02%	BCOMALTR (floating rate)	7,440	—	7,440
8/18/20	USD	7,193,676 (Short)	Morgan Stanley	3 month T-Bill + 0.03%	BCOMCTTR (floating rate)	10,769	—	10,769
9/30/20	USD	7,410,528 (Short)	Merrill Lynch International	3 month T-Bill + 0.03%	BCOMKCTR (floating rate)	11,660	—	11,660
10/30/20	USD	6,812,986 (Short)	Morgan Stanley	3 month T-Bill + 0.15%	BCOMLHTR (floating rate)	12,648	—	12,648

						$70,130	$—	$70,130

Liability Derivatives

Total Return Swaps
11/26/19	USD	15,494,873 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.11%	$(25,167)	$—	$(25,167)
12/19/19	USD	7,668,711 (Long)	JPMorgan Chase Bank N.A.	BCOMCOT (floating rate)	3 month T-Bill + 0.08%	(12,250)	—	(12,250)
1/08/20	USD	17,354,165 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.12%	(28,333)	—	(28,333)

26

Consolidated Portfolio of Investments – continued

Uncleared Swap Agreements - continued

Maturity Date	Notional Amount		Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives - continued

Total Return Swaps - continued
1/08/20	USD	18,374,998 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.11%	$(29,848)	$—	$(29,848)
2/20/20	USD	20,838,270 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(33,481)	—	(33,481)
3/19/20	USD	55,848,212 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.12%	(91,176)	—	(91,176)
4/14/20	USD	5,440,318 (Long)	JPMorgan Chase Bank N.A.	BCOMHGTR (floating rate)	3 month T-Bill + 0.08%	(8,658)	—	(8,658)
4/14/20	USD	7,502,785 (Long)	Merrill Lynch International	BCOMGOT (floating rate)	3 month T-Bill + 0.09%	(12,502)	—	(12,502)
4/14/20	USD	7,546,699 (Long)	JPMorgan Chase Bank N.A.	BCOMHOTR (floating rate)	3 month T-Bill + 0.07%	(12,184)	—	(12,184)
4/22/20	USD	21,380,019 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.12%	(34,903)	—	(34,903)
4/22/20	USD	21,380,019 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(34,547)	—	(34,547)
4/22/20	USD	6,846,817 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(11,001)	—	(11,001)
4/22/20	USD	20,408,200 (Long)	Merrill Lynch International	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	(33,488)	—	(33,488)
4/22/20	USD	6,394,222 (Long)	Citibank N.A.	BCOMRBTR (floating rate)	3 month T-Bill + 0.11%	(10,044)	—	(10,044)
6/04/20	USD	9,943,111 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month Libor + 0.09%	(15,976)	—	(15,976)
6/04/20	USD	74,435,732 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month Libor + 0.13%	(130,462)	—	(130,462)
6/04/20	USD	8,906,004 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month Libor + 0.10%	(14,392)	—	(14,392)
7/17/20	USD	5,626,352 (Long)	JPMorgan Chase Bank N.A.	BCOMGCTR (floating rate)	3 month T-Bill + 0.07%	(8,862)	—	(8,862)
8/04/20	USD	4,787,713 (Long)	Goldman Sachs International	BCOMCLTR (floating rate)	3 month T-Bill + 0.08%	(7,754)	—	(7,754)
8/11/20	USD	93,710,834 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.13%	(164,246)	—	(164,246)
8/18/20	USD	7,490,498 (Long)	Morgan Stanley	BCOMGCTR (floating rate)	3 month T-Bill + 0.07%	(11,798)	—	(11,798)
8/25/20	USD	12,048,833 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(19,359)	—	(19,359)
9/30/20	USD	23,782,614 (Long)	Merrill Lynch International	BCOMF3T (floating rate)	3 month T-Bill + 0.07%	(37,837)	—	(37,837)
9/30/20	USD	15,532,134 (Long)	Citibank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.11%	(25,215)	—	(25,215)
9/30/20	USD	9,612,680 (Long)	Goldman Sachs International	BCOMNITR (floating rate)	3 month T-Bill + 0.10%	(16,170)	—	(16,170)
9/30/20	USD	36,311,083 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.13%	(63,642)	—	(63,642)
9/30/20	USD	51,773,782 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(83,185)	—	(83,185)
9/30/20	USD	51,773,782 (Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(83,185)	—	(83,185)
10/30/20	USD	6,249,633 (Long)	JPMorgan Chase Bank N.A.	BCOMNGTR (floating rate)	3 month T-Bill + 0.08%	(9,982)	—	(9,982)
10/30/20	USD	7,805,279 (Long)	JPMorgan Chase Bank N.A.	SPGCCCTR (floating rate)	3 month T-Bill + 0.09%	(12,983)	—	(12,983)
11/30/20	USD	9,000,000 (Long)	Goldman Sachs International	BCOMZSTR (floating rate)	3 month T-Bill + 0.08%	(98,297)	—	(98,297)
11/30/20	USD	8,000,000 (Long)	Goldman Sachs International	BCOMPBTR (floating rate)	3 month T-Bill + 0.10%	(240,788)	—	(240,788)

						$(1,421,715)	$—	$(1,421,715)

27

Consolidated Portfolio of Investments – continued

At October 31, 2019, the fund had liquid securities with an aggregate value of $41,395,068 to cover any collateral or margin obligations for certain derivative contracts.

(a)

The Merrill Lynch MLCILPRT Commodity Index, the components of which are not publicly available, seeks to provide exposure to a diversified group of commodities. Through its investment in the swap, the fund has indirect exposure to the following positions that compose the MLCILPRT:

Referenced Commodity Futures Contracts	% of Notional	Notional Amount: $74,435,732*	Notional Amount: $93,710,834*	Notional Amount: $36,311,083*
Long Futures Contracts
Aluminum January 2020	3.9%	$2,897,014	$3,647,199	$1,413,217
Brent Oil January 2020	1.9%	1,439,479	1,812,231	702,203
Brent Oil March 2020	5.2%	3,872,557	4,875,354	1,889,103
Coffee March 2020	1.8%	1,318,155	1,659,491	643,020
Coffee December 2019	0.6%	463,542	583,576	226,124
Copper Comex March 2020	5.1%	3,807,681	4,793,679	1,857,455
Copper Comex December 2019	1.9%	1,380,268	1,737,687	673,319
Corn March 2020	4.3%	3,185,806	4,010,770	1,554,093
Corn December 2019	1.5%	1,133,353	1,426,834	552,870
Cotton March 2020	0.9%	666,227	838,746	324,997
Cotton December 2019	0.3%	237,031	298,410	115,628
Gasoil January 2020	2.6%	1,917,591	2,414,150	935,435
Gasoline RBOB January 2020	2.5%	1,882,260	2,369,671	918,200
Gold February 2020	10.1%	7,486,219	9,424,772	3,651,911
Gold December 2019	3.6%	2,710,454	3,412,325	1,322,208
Heating Oil January 2020	2.2%	1,610,040	2,026,959	785,406
Kansas Wheat March 2020	0.8%	576,262	725,485	281,111
Kansas Wheat December 2019	0.3%	203,544	256,251	99,292
Lean Hogs February 2020	1.5%	1,135,335	1,429,330	553,837
Lean Hogs December 2019	0.5%	366,889	461,895	178,975
Live Cattle February 2020	2.8%	2,105,652	2,650,910	1,027,175
Live Cattle December 2019	1.0%	733,812	923,832	357,967
Natural Gas January 2020	7.5%	5,602,739	7,053,566	2,733,116
Nickel January 2020	3.9%	2,866,385	3,608,634	1,398,274
Silver March 2020	3.1%	2,330,242	2,933,658	1,136,734
Silver December 2019	1.1%	840,467	1,058,105	409,995
Soybean Meal January 2020	3.1%	2,318,097	2,918,367	1,130,809
Soybean Oil January 2020	3.2%	2,383,173	3,000,294	1,162,554
Soybeans January 2020	5.8%	4,295,561	5,407,895	2,095,452
Sugar March 2020	2.9%	2,195,266	2,763,729	1,070,890
Wheat March 2020	2.2%	1,621,404	2,041,266	790,950
Wheat December 2019	0.8%	582,883	733,820	284,341
WTI January 2020	8.1%	6,014,913	7,572,469	2,934,182
Zinc January 2020	3.0%	2,255,431	2,839,474	1,100,240
	100.0%	$74,435,732	$93,710,834	$36,311,083

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Notes to Consolidated Financial Statements

28

Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At 10/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $555,418,251)	$560,323,712
Investments in affiliated issuers, at value (identified cost, $54,203,247)	54,212,176
Cash	17,619
Receivables for
Due from uncleared swap brokers	13,338,495
Net daily variation margin on open cleared swap agreements	91,066
Net daily variation margin on open futures contracts	32,329
Fund shares sold	564,840
Interest	2,965,485
Uncleared swaps, at value	70,130
Total assets	$631,615,852

Liabilities
Payables for
Due to uncleared swap brokers	$1,188,672
Investments purchased	2,565,231
Fund shares reacquired	28,420
Uncleared swaps, at value	1,421,715
Payable to affiliates
Investment adviser	25,518
Administrative services fee	489
Shareholder servicing costs	274
Distribution and service fees	17
Payable for independent Trustees’ compensation	34
Accrued expenses and other liabilities	154,484
Total liabilities	$5,384,854
Net assets	$626,230,998

Net assets consist of
Paid-in capital	$712,228,844
Total distributable earnings (loss)	(85,997,846)
Net assets	$626,230,998
Shares of beneficial interest outstanding	117,575,921

29

Consolidated Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$321,013	60,334	$5.32
Class B	47,567	9,009	5.28
Class C	92,670	17,552	5.28
Class I	135,196	25,399	5.32
Class R1	47,567	9,009	5.28
Class R2	47,855	9,026	5.30
Class R3	48,002	9,035	5.31
Class R4	48,148	9,044	5.32
Class R6	625,442,980	117,427,513	5.33

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $5.64 [100 / 94.25 x $5.32]. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Consolidated Financial Statements

30

Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

Year ended 10/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$16,704,917
Dividends from affiliated issuers	982,676
Other	105
Foreign taxes withheld	(2,605)
Total investment income	$17,685,093
Expenses
Management fee	$4,464,525
Distribution and service fees	2,427
Shareholder servicing costs	1,075
Administrative services fee	90,397
Independent Trustees’ compensation	16,678
Custodian fee	53,166
Shareholder communications	8,037
Audit and tax fees	81,491
Legal fees	14,042
Miscellaneous	236,983
Total expenses	$4,968,821
Reduction of expenses by investment adviser	(57,742)
Net expenses	$4,911,079
Net investment income (loss)	$12,774,014

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,067,763
Affiliated issuers	3,845
Futures contracts	304,107
Swap agreements	(38,802,556)
Net realized gain (loss)	$(37,426,841)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$8,982,484
Affiliated issuers	4,607
Futures contracts	18,196
Swap agreements	550,181
Net unrealized gain (loss)	$9,555,468
Net realized and unrealized gain (loss)	$(27,871,373)
Change in net assets from operations	$(15,097,359)

See Notes to Consolidated Financial Statements

31

Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/19	10/31/18
Change in net assets

From operations
Net investment income (loss)	$12,774,014	$8,802,961
Net realized gain (loss)	(37,426,841)	(17,795,994)
Net unrealized gain (loss)	9,555,468	(5,986,791)
Change in net assets from operations	$(15,097,359)	$(14,979,824)
Total distributions to shareholders	$(18,500,721)	$(18,500,745)
Change in net assets from fund share transactions	$71,554,469	$29,680,123
Total change in net assets	$37,956,389	$(3,800,446)

Net assets
At beginning of period	588,274,609	592,075,055
At end of period	$626,230,998	$588,274,609

See Notes to Consolidated Financial Statements

32

Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16		10/31/15
Net asset value, beginning of period	$5.65	$6.00	$5.89		$5.93		$7.88

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.07	$0.03	(c)	$0.01		$(0.00	)(w)
Net realized and unrealized gain (loss)	(0.27)	(0.25)	0.10		(0.05	)(g)	(1.95)
Total from investment operations	$(0.17)	$(0.18)	$0.13		$(0.04)		$(1.95)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.02)		$(0.00	)(w)	$—
Net asset value, end of period (x)	$5.32	$5.65	$6.00		$5.89		$5.93
Total return (%) (r)(s)(t)(x)	(2.96)	(2.98)	2.25	(c)	(0.61)		(24.75)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.09	1.06	(c)	1.07		1.08
Expenses after expense reductions (f)	1.09	1.08	1.05	(c)	1.06		1.07
Net investment income (loss)	1.86	1.22	0.58	(c)	0.21		(0.00	)(w)
Portfolio turnover	64	72	51		32		51
Net assets at end of period (000 omitted)	$321	$63	$49		$48		$48

See Notes to Consolidated Financial Statements

33

Consolidated Financial Highlights – continued

Class B	Year ended

	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$5.64	$5.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02
Net realized and unrealized gain (loss)	(0.26)	(0.09)
Total from investment operations	$(0.20)	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.16)	$—
Net asset value, end of period (x)	$5.28	$5.64
Total return (%) (r)(s)(t)(x)	(3.68)	(1.23	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.94	(a)
Expenses after expense reductions (f)	1.83	1.93	(a)
Net investment income (loss)	1.13	1.34	(a)
Portfolio turnover	64	72
Net assets at end of period (000 omitted)	$48	$52

Class C	Year ended

	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$5.64	$5.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02
Net realized and unrealized gain (loss)	(0.27)	(0.09)
Total from investment operations	$(0.21)	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.15)	$—
Net asset value, end of period (x)	$5.28	$5.64
Total return (%) (r)(s)(t)(x)	(3.69)	(1.23	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.94	(a)
Expenses after expense reductions (f)	1.83	1.93	(a)
Net investment income (loss)	1.12	1.41	(a)
Portfolio turnover	64	72
Net assets at end of period (000 omitted)	$93	$49

See Notes to Consolidated Financial Statements

34

Consolidated Financial Highlights – continued

Class I	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16		10/31/15
Net asset value, beginning of period	$5.65	$6.00	$5.90		$5.94		$7.90

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.09	$0.05	(c)	$0.03		$0.02
Net realized and unrealized gain (loss)	(0.26)	(0.25)	0.09		(0.04	)(g)	(1.96)
Total from investment operations	$(0.15)	$(0.16)	$0.14		$(0.01)		$(1.94)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.04)		$(0.03)		$(0.02)
Net asset value, end of period (x)	$5.32	$5.65	$6.00		$5.90		$5.94
Total return (%) (r)(s)(t)(x)	(2.75)	(2.73)	2.32	(c)	(0.20)		(24.63)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.82	(c)	0.83		0.83
Expenses after expense reductions (f)	0.83	0.84	0.81	(c)	0.82		0.82
Net investment income (loss)	2.13	1.45	0.83	(c)	0.45		0.25
Portfolio turnover	64	72	51		32		51
Net assets at end of period (000 omitted)	$135	$48	$49		$48		$48

Class R1	Year ended

	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$5.64	$5.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02
Net realized and unrealized gain (loss)	(0.27)	(0.09)
Total from investment operations	$(0.21)	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.15)	$—
Net asset value, end of period (x)	$5.28	$5.64
Total return (%) (r)(s)(t)(x)	(3.69)	(1.23	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.94	(a)
Expenses after expense reductions (f)	1.83	1.93	(a)
Net investment income (loss)	1.14	1.35	(a)
Portfolio turnover	64	72
Net assets at end of period (000 omitted)	$48	$49

See Notes to Consolidated Financial Statements

35

Consolidated Financial Highlights – continued

Class R2	Year ended

	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$5.65	$5.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.02
Net realized and unrealized gain (loss)	(0.27)	(0.08)
Total from investment operations	$(0.18)	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.17)	$—
Net asset value, end of period (x)	$5.30	$5.65
Total return (%) (r)(s)(t)(x)	(3.31)	(1.05	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.44	(a)
Expenses after expense reductions (f)	1.33	1.43	(a)
Net investment income (loss)	1.64	1.86	(a)
Portfolio turnover	64	72
Net assets at end of period (000 omitted)	$48	$49

Class R3	Year ended

	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$5.65	$5.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.03
Net realized and unrealized gain (loss)	(0.27)	(0.09)
Total from investment operations	$(0.17)	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.17)	$—
Net asset value, end of period (x)	$5.31	$5.65
Total return (%) (r)(s)(t)(x)	(3.03)	(1.05	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.19	(a)
Expenses after expense reductions (f)	1.08	1.18	(a)
Net investment income (loss)	1.89	2.10	(a)
Portfolio turnover	64	72
Net assets at end of period (000 omitted)	$48	$49

See Notes to Consolidated Financial Statements

36

Consolidated Financial Highlights – continued

Class R4	Year ended

	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$5.65	$5.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.03
Net realized and unrealized gain (loss)	(0.26)	(0.09)
Total from investment operations	$(0.15)	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.18)	$—
Net asset value, end of period (x)	$5.32	$5.65
Total return (%) (r)(s)(t)(x)	(2.75)	(1.05	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.94	(a)
Expenses after expense reductions (f)	0.83	0.93	(a)
Net investment income (loss)	2.14	2.35	(a)
Portfolio turnover	64	72
Net assets at end of period (000 omitted)	$48	$49

Class R6	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16		10/31/15
Net asset value, beginning of period	$5.65	$6.00	$5.90		$5.94		$7.90

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.09	$0.05	(c)	$0.03		$0.02
Net realized and unrealized gain (loss)	(0.25)	(0.25)	0.09		(0.04	)(g)	(1.96)
Total from investment operations	$(0.14)	$(0.16)	$0.14		$(0.01)		$(1.94)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.04)		$(0.03)		$(0.02)
Net asset value, end of period (x)	$5.33	$5.65	$6.00		$5.90		$5.94
Total return (%) (r)(s)(t)(x)	(2.57)	(2.74)	2.32	(c)	(0.20)		(24.63)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.84	0.81	(c)	0.82		0.83
Expenses after expense reductions (f)	0.82	0.83	0.80	(c)	0.82		0.83
Net investment income (loss)	2.15	1.46	0.83	(c)	0.45		0.26
Portfolio turnover	64	72	51		32		51
Net assets at end of period (000 omitted)	$625,443	$587,864	$591,976		$563,314		$555,170

See Notes to Consolidated Financial Statements

37

Consolidated Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(i)	For Class B, Class C, Class R1, Class R2, Class R3, and Class R4, the period is from the class inception, August 15, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Consolidated Financial Statements

38

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Business and Organization

MFS Commodity Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

Principles of Consolidation – The fund gains exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The fund will not invest directly in commodities. The fund may invest up to 25% of its assets (at the time of purchase) in the Subsidiary. The Subsidiary has the same objective, strategies, and restrictions as the fund, except that the Subsidiary gains exposure to the commodities market by investing directly in commodity-linked futures, options, and swaps. The fund also invests directly in debt securities, and the Subsidiary may also invest in debt securities. As of October 31, 2019, the Subsidiary’s net assets were $113,288,689, which represented 18.1% of the fund’s net assets. The fund’s financial statements have been consolidated and include the accounts of the fund and the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

General – The preparation of Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these Consolidated Financial Statements, management has evaluated subsequent events occurring after the date of the fund’s Consolidated Statement of Assets and Liabilities through the date that the Consolidated Financial Statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that purchased callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years.

39

Notes to Consolidated Financial Statements – continued

Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where

40

Notes to Consolidated Financial Statements – continued

trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of October 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$131,804,160	$—	$131,804,160
Non-U.S. Sovereign Debt	—	7,284,691	—	7,284,691
Municipal Bonds	—	2,827,029	—	2,827,029
U.S. Corporate Bonds	—	132,748,376	—	132,748,376
Residential Mortgage-backed	—	9,556,353	—	9,556,353
Commercial Mortgage-Backed Securities	—	48,105,806	—	48,105,806
Asset-Backed Securities (including CDOs)	—	91,431,142	—	91,431,142
Foreign Bonds	—	94,294,562	—	94,294,562
Short-Term Securities	—	42,271,593	—	42,271,593
Mutual Funds	54,212,176	—	—	54,212,176
Total	$54,212,176	$560,323,712	$—	$614,535,888

Other Financial Instruments
Futures Contracts – Liabilities	$(35,474)	$—	$—	$(35,474)
Swap Agreements – Assets	—	489,335	—	489,335
Swap Agreements – Liabilities	—	(1,421,715)	—	(1,421,715)

For further information regarding security characteristics, see the Consolidated Portfolio of Investments.

41

Notes to Consolidated Financial Statements – continued

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Consolidated Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2019 as reported in the Consolidated Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(35,474)
Interest Rate	Interest Rate Swaps	419,205	—
Commodity	Total Return Swaps	70,130	(1,421,715)
Total		$489,335	$(1,457,189)

(a)

Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the fund’s Consolidated Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the Consolidated Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2019 as reported in the Consolidated Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$304,107	$—
Commodity	—	(38,802,556)
Total	$304,107	$(38,802,556)

42

Notes to Consolidated Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2019 as reported in the Consolidated Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$18,196	$419,205
Commodity	—	130,976
Total	$18,196	$550,181

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Consolidated Statement of Operations.

43

Notes to Consolidated Financial Statements – continued

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2019:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Future Contracts (a)	$32,329	$—
Swaps, at value	70,130	(1,421,715)
Cleared Swaps Agreements (a)	91,066	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Consolidated Statement of Assets & Liabilities	$193,525	$(1,421,715)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	123,395	—
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$70,130	$(1,421,715)

(a)

The amount presented here represents the fund’s current day net variation margin for futures contracts and for cleared swaps agreements. This amount, which is recognized within the fund’s Consolidated Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund’s Consolidated Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2019:

		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities

	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Merrill Lynch International	$39,273	$(39,273)	$—	$—	$—
Morgan Stanley	30,857	(11,798)			19,059
Total	$70,130	$(51,071)	$	$	$19,059

44

Notes to Consolidated Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2019:

		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities

	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Citibank N.A.	$(35,259)	$—	$35,259	$—	$—
Goldman Sachs International	(600,606)	—	600,606	—	—
JPMorgan Chase Bank N.A.	(331,875)	—	331,875	—	—
Merrill Lynch International	(442,177)	39,273	402,904	—	—
Morgan Stanley	(11,798)	11,798	—	—	—
Total	$(1,421,715)	$51,071	$1,370,644	$—	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract

45

Notes to Consolidated Financial Statements – continued

(“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Consolidated Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Consolidated Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Consolidated Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Consolidated Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Consolidated Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Consolidated Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

46

Notes to Consolidated Financial Statements – continued

The fund entered into total return swaps on various commodity indexes in order to gain exposure without having to own the underlying commodities. Under a total return swap the fund pays the counterparty interest (based on a fixed or floating rate) and in return receives a payment equal to the increase in the total return of the reference index. To the extent there is a decline in the total return of the index, the fund pays the counterparty for that decline in addition to making the fixed or floating rate interest payment. On a monthly basis, the change in the total return of the index is measured to determine the monthly payment due to or from the counterparty. These payments are included in “Due from uncleared swap brokers” or “Due to uncleared swap brokers” in the Consolidated Statement of Assets and Liabilities. The total return of the reference index includes changes in the market value of the index and any interest or dividend payments attributable to the index.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Consolidated Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Consolidated Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and

47

Notes to Consolidated Financial Statements – continued

amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Consolidated Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

48

Notes to Consolidated Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to treating the Subsidiary as a separate holding for tax purposes instead of a consolidated entity.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/19	Year ended 10/31/18
Ordinary income (including any short-term capital gains)	$18,500,721	$18,500,745

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/19

Cost of investments	$746,707,915
Gross appreciation	5,420,671

Gross depreciation	(138,560,552)
Net unrealized appreciation (depreciation)	$(133,139,881)

Undistributed ordinary income	8,381,433
Capital loss carryforwards	(97,777,607)
Other temporary differences	136,538,209

As of October 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(67,231,531)
Long-Term	(30,546,076)
Total	$(97,777,607)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

49

Notes to Consolidated Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 10/31/19	Year ended 10/31/18
Class A	$1,840	$1,416
Class B	1,445	—
Class C	1,355	—
Class I	1,502	1,543
Class R1	1,355	—
Class R2	1,450	—
Class R3	1,497	—
Class R4	1,545	—
Class R6	18,488,732	18,497,786
Total	$18,500,721	$18,500,745

(3) Transactions with Affiliates

Investment Adviser – The fund and the Subsidiary have investment advisory agreements with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

The Subsidiary does not pay a management fee to MFS.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2019, this management fee reduction amounted to $57,742, which is included in the reduction of total expenses in the Consolidated Statement of Operations. The management fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $770 for the year ended October 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

50

Notes to Consolidated Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$442
Class B	0.75%	0.25%	1.00%	1.00%	488
Class C	0.75%	0.25%	1.00%	1.00%	660
Class R1	0.75%	0.25%	1.00%	1.00%	477
Class R2	0.25%	0.25%	0.50%	0.50%	240
Class R3	—	0.25%	0.25%	0.25%	120
Total Distribution and Service Fees					$2,427

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the period ending October 31, 2019.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the year ended October 31, 2019.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2019, the fee was $469, which equated to 0.0001% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $606.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to

51

Notes to Consolidated Financial Statements – continued

Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended October 31, 2019, the fee paid by the fund under this agreement was $884 and is included in “Miscellaneous” expense in the Consolidated Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 15, 2018, MFS purchased 8,757 shares each of Class B, Class C, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $300,000 as an initial investment in the class.

At October 31, 2019, MFS held approximately 51% of the outstanding shares of Class C and 100% of the outstanding shares of Class B, Class R1, Class R2, Class R3, and Class R4.

(4) Portfolio Securities

For the year ended October 31, 2019, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$126,647,762	$161,116,927
Non-U.S. Government securities	$176,182,119	$137,784,507

52

Notes to Consolidated Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/19		Year ended 10/31/18 (i)

	Shares	Amount	Shares	Amount
Shares sold
Class A	49,703	$266,077	2,739	$15,758
Class B	51	275	9,284	53,114
Class C	8,768	45,581	8,756	50,000
Class I	17,974	94,556	—	—
Class R1	—	—	8,756	50,000
Class R2	—	—	8,757	50,000
Class R3	—	—	8,757	50,000
Class R4	—	—	8,757	50,000
Class R6	14,639,058	77,336,769	17,803,093	104,027,255
	14,715,554	$77,743,258	17,858,899	$104,346,127

Shares issued to shareholders in reinvestment of distributions
Class A	342	$1,840	249	$1,416
Class B	269	1,445	—	—
Class C	252	1,355	—	—
Class I	280	1,502	272	1,543
Class R1	253	1,355	—	—
Class R2	269	1,450	—	—
Class R3	278	1,497	—	—
Class R4	287	1,545	—	—
Class R6	3,436,567	18,488,732	3,250,929	18,497,786
	3,438,797	$18,500,721	3,251,450	$18,500,745

Shares reacquired
Class A	(905)	$(4,670)	—	$—
Class B	(595)	(3,212)	—	—
Class C	(224)	(1,177)	—	—
Class I	(1,372)	(7,229)	—	—
Class R6	(4,606,125)	(24,673,222)	(15,685,327)	(93,166,749)
	(4,609,221)	$(24,689,510)	(15,685,327)	$(93,166,749)

53

Notes to Consolidated Financial Statements – continued

	Year ended 10/31/19		Year ended 10/31/18 (i)

	Shares	Amount	Shares	Amount

Net change
Class A	49,140	$263,247	2,988	$17,174
Class B	(275)	(1,492)	9,284	53,114
Class C	8,796	45,759	8,756	50,000
Class I	16,882	88,829	272	1,543
Class R1	253	1,355	8,756	50,000
Class R2	269	1,450	8,757	50,000
Class R3	278	1,497	8,757	50,000
Class R4	287	1,545	8,757	50,000
Class R6	13,469,500	71,152,279	5,368,695	29,358,292
	13,545,130	$71,554,469	5,425,022	$29,680,123

(i)	For Class B, Class C, Class R1, Class R2, Class R3, and Class R4, the period is from the class inception, August 15, 2018, through the stated period end.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 31%, 27%, 15%, 10%, 3%, 3%, 2%, 2%, 2%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2055 Fund and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread.

54

Notes to Consolidated Financial Statements – continued

For the year ended October 31, 2019, the fund’s commitment fee and interest expense were $3,699 and $0, respectively, and are included in “Miscellaneous” expense in the Consolidated Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$67,288,030	$230,960,814	$244,045,120	$3,845	$4,607	$54,212,176

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$982,676	$—

55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:

Opinion on the Consolidated Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of MFS Commodity Strategy Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of October 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund and subsidiary as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of

56

Report of Independent Registered Public Accounting Firm – continued

securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

57

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Michael Hegarty* (age 74)	Trustee	December 2004	133	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

59

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2019, Mr. Hegarty will retire as Trustee.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee. As of December 31, 2019, Mr. Hegarty will retire as Trustee and will no longer be a member of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

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Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Philipp Burgener Alexander Mackey Benjamin Nastou Natalie Shapiro

63

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management

64

Board Review of Investment Advisory Agreement – continued

and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

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Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

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Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

67

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

68

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

69

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

70

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

October 31, 2019

MFS® Global Alternative Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

DTR-ANN

MFS® Global Alternative Strategy Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have repeatedly raised tariffs on each other, though preliminary steps toward an interim trade agreement have been undertaken, modestly easing tensions in recent months. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. Uncertainty over Brexit, along with the ripple effects from the trade conflict, have hampered business confidence and investment in the U.K. and Europe, though investors hope that greater clarity regarding the Brexit outcome will emerge after a British parliamentary election in December.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October. Similarly, the European Central Bank loosened policy in September. While the monetary policy environment remains quite accommodative, tentative signs of easing trade tensions and receding global recession fears have helped push global interest rates modestly higher from the record-low levels posted late in the summer as investors grew less risk averse.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to responsible allocation of capital allow us to wade through the noise to uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline with the purpose of creating sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio Structure

			Derivative Overlay Positions (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	17.1%	40.7%	(14.4)%	43.4%
	Japan	0.0%	9.3%	0.0%	9.3%
	Asia/Pacific ex-Japan	0.3%	8.4%	0.0%	8.7%
	Emerging Markets	0.4%	0.0%	0.0%	0.4%
	United Kingdom	0.4%	0.0%	(2.9)%	(2.5)%
	North America ex-U.S.	0.0%	0.0%	(5.5)%	(5.5)%
	Europe ex-U.K.	1.1%	0.0%	(7.4)%	(6.3)%
Equity	Europe ex-U.K.	11.3%	4.3%	(3.0)%	12.6%
	U.S. Large Cap	34.2%	0.0%	(23.5)%	10.7%
	United Kingdom	3.5%	0.9%	0.0%	4.4%
	North America ex-U.S.	1.2%	1.6%	0.0%	2.8%
	Emerging Markets	2.6%	5.0%	(5.8)%	1.8%
	Japan	3.7%	0.0%	(2.9)%	0.8%
	Developed - Middle East/Africa	0.1%	0.0%	0.0%	0.1%
	Asia/Pacific ex-Japan	1.2%	2.0%	(3.7)%	(0.5)%
	U.S Small/Mid Cap	16.7%	0.0%	(19.4)%	(2.7)%
Cash	Cash & Cash Equivalent (d)				6.3%
	Other (e)				16.2%

Top ten holdings (c)
USD Interest Rate Swap, Receive 2.437% - APR 2021	23.7%
USD Interest Rate Swap, Receive 2.533% - MAR 2024	11.4%
Japan Government Bond 10 yr Future - DEC 2019	9.3%
Australian Note 10 yr Future - DEC 2019	8.4%
USD Interest Rate Swap, Receive 1.611% - AUG 2021	5.7%
U.S. Treasury Note 10 yr Future - DEC 2019	(6.8)%
Euro-Bund 10 yr Future - DEC 2019	(7.4)%
S&P MidCap 400 Index Future - DEC 2019	(9.4)%
Russell 2000 Index Future - DEC 2019	(10.0)%
S&P 500 E-Mini Index - DEC 2019	(23.5)%

Portfolio Composition – continued

(a)

Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.

(b)

Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.

(c)

For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.

(d)

Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

(e)

Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of October 31, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS seeks to achieve a total rate of return for the MFS Global Alternative Strategy Fund (fund) that meets or exceeds the FTSE 1-Month U.S. Treasury Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle. There is no assurance that the fund will meet this target over the long term or for any year or period of years.

MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of US and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies, primarily using derivatives.

For the twelve months ended October 31, 2019, Class A shares of the fund provided a total return of 8.11%, at net asset value. This compares with a return of 4.62% for the fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index.

Market Environment

Fading fears of a near-term global recession, hopes for a partial trade deal between the United States and China and dramatically lower odds of a no-deal Brexit helped bolster market sentiment late in the period, after providing headwinds for many months prior. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve for a time. The Fed indicated in October that further rate cuts are unlikely unless the outlook for the economy materially worsens.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019, as the Fed became more dovish, but significant trade friction between the US and China weighed on sentiment for much of the year, although hopes for a partial trade deal improved sentiment late in the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, Brexit uncertainty has receded. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the

Management Review – continued

European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. A UK general election, scheduled for December 12, may bring some clarity to the situation. Hopes for a limited trade agreement between the US and China, as well as fading global recession fears, were supportive factors for risk assets at period end.

Factors Affecting Performance

During the reporting period, allocation and, to a lesser extent, security selection within the equities segment of the fund contributed to absolute performance. Here, the fund’s allocation to developed markets was a primary contributor, led by long exposures to both the Italian and Swedish equity markets, via equity index futures, coupled with its short exposure to small capitalization US equities. Conversely, a long exposure to both the Asia-Pacific equity markets, particularly the fund’s long exposure to Hong Kong, and to the United Kingdom equity markets hurt performance.

Within the fixed income segment of the fund, the fund’s allocation to bonds and its positioning along the yield curve contributed to absolute performance. Conversely, the fund’s long exposure to the Japanese fixed income market held back returns.

Within the derivatives overlay used to tactically manage the currency allocation of the fund, long exposures to the Norwegian krone and British pound weighed on performance. Additionally, the fund’s short exposures to the New Zealand dollar and Japanese yen, which rallied at the beginning of the reporting period, also held back absolute performance.

Respectfully,

Portfolio Manager(s)

Benjamin Nastou and Natalie Shapiro

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	12/20/07	8.11%	1.67%	3.97%
B	12/20/07	7.33%	0.91%	3.19%
C	12/20/07	7.31%	0.92%	3.19%
I	12/20/07	8.49%	1.94%	4.23%
R1	12/20/07	7.30%	0.90%	3.18%
R2	12/20/07	7.82%	1.42%	3.70%
R3	12/20/07	8.09%	1.66%	3.95%
R4	12/20/07	8.36%	1.82%	4.18%
R6	12/20/07	8.51%	2.03%	4.27%

Comparative benchmark(s)
Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index (f)		4.62%	1.34%	1.20%
FTSE 1-Month U.S. Treasury Bill Index (f)		2.31%	0.95%	0.50%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		1.89%	0.48%	3.36%
B With CDSC (Declining over six years from 4% to 0%) (v)		3.33%	0.52%	3.19%
C With CDSC (1% for 12 months) (v)		6.31%	0.92%	3.19%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays U.S. Treasury (1-3 Year) Index – measures the performance of public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be

Performance Summary – continued

obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

FTSE 1-Month U.S. Treasury Bill Index – a market capitalization-weighted index that is designed to measure the performance of public obligations of the U.S. Treasury with maturities of one month. ©2018 FTSE Fixed Income LLC. All rights reserved.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance information for periods prior to July 13, 2018 reflects periods when a subadvisor was responsible for managing the fund’s tactical asset allocation overlay under a different investment process.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2019 through October 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Expenses Paid During Period (p) 5/01/19-10/31/19
A	Actual	1.31%	$1,000.00	$1,022.73	$6.68
	Hypothetical (h)	1.31%	$1,000.00	$1,018.60	$6.67
B	Actual	2.06%	$1,000.00	$1,018.36	$10.48
	Hypothetical (h)	2.06%	$1,000.00	$1,014.82	$10.46
C	Actual	2.06%	$1,000.00	$1,019.29	$10.48
	Hypothetical (h)	2.06%	$1,000.00	$1,014.82	$10.46
I	Actual	1.06%	$1,000.00	$1,024.46	$5.41
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
R1	Actual	2.06%	$1,000.00	$1,018.56	$10.48
	Hypothetical (h)	2.06%	$1,000.00	$1,014.82	$10.46
R2	Actual	1.56%	$1,000.00	$1,022.03	$7.95
	Hypothetical (h)	1.56%	$1,000.00	$1,017.34	$7.93
R3	Actual	1.31%	$1,000.00	$1,022.71	$6.68
	Hypothetical (h)	1.31%	$1,000.00	$1,018.60	$6.67
R4	Actual	1.06%	$1,000.00	$1,023.45	$5.41
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
R6	Actual	0.99%	$1,000.00	$1,024.35	$5.05
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.02% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

10/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 74.2%

Issuer	Shares/Par	Value ($)
Aerospace - 0.8%
CACI International, Inc., “A” (a)	585	$130,894
Cubic Corp.	1,050	77,427
FLIR Systems, Inc.	1,451	74,814
Honeywell International, Inc.	413	71,338
Huntington Ingalls Industries, Inc.	282	63,636
Kratos Defense & Security Solutions, Inc. (a)	2,208	41,687
L3Harris Technologies, Inc.	1,591	328,239
Leidos Holdings, Inc.	683	58,895
ManTech International Corp., “A”	269	21,299
Northrop Grumman Corp.	120	42,298
Rolls-Royce Holdings PLC	31,605	290,261
Singapore Technologies Engineering Ltd.	27,000	79,054
TransDigm Group, Inc.	193	101,572
United Technologies Corp.	422	60,591

		$1,442,005
Airlines - 0.1%
Alaska Air Group, Inc.	406	$28,189
Delta Air Lines, Inc.	1,098	60,478
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	16,430	113,912
Malaysia Airports Holdings Berhad	9,100	17,203
Ryanair Holdings PLC, ADR (a)	492	36,723

		$256,505
Alcoholic Beverages - 1.3%
Ambev S.A., ADR	7,622	$32,851
China Resources Beer Holdings Co. Ltd.	46,000	235,396
Compania Cervecerias Unidas S.A., ADR	3,707	73,584
Constellation Brands, Inc., “A”	154	29,311
Diageo PLC	8,076	331,046
Heineken N.V.	3,676	374,971
Molson Coors Brewing Co.	2,825	148,934
Pernod Ricard S.A.	5,742	1,059,871

		$2,285,964
Apparel Manufacturers - 1.1%
Adidas AG	350	$108,070
Coats Group PLC	65,970	60,929
Compagnie Financiere Richemont S.A.	3,054	240,233

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Apparel Manufacturers - continued
Levi Strauss & Co., “A”	4,385	$78,141
LVMH Moet Hennessy Louis Vuitton SE	2,524	1,076,744
NIKE, Inc., “B”	2,662	238,382
PVH Corp.	846	73,737
Skechers USA, Inc., “A” (a)	3,799	141,969

		$2,018,205
Automotive - 0.6%
Copart, Inc. (a)	2,486	$205,443
Harley-Davidson, Inc.	818	31,828
Hella KGaA Hueck & Co.	712	34,638
IAA, Inc. (a)	1,757	67,030
KAR Auction Services, Inc.	1,134	28,191
Koito Manufacturing Co. Ltd.	1,800	93,885
Lear Corp.	332	39,100
LKQ Corp. (a)	3,377	114,784
Methode Electronics, Inc.	750	25,800
NGK Spark Plug Co. Ltd	3,600	72,984
Stanley Electric Co. Ltd.	2,800	77,482
Stoneridge, Inc. (a)	2,399	74,081
USS Co. Ltd.	10,700	206,787
Visteon Corp. (a)	900	83,718

		$1,155,751
Biotechnology - 0.6%
10x Genomics, Inc., “A” (a)	460	$26,680
Adaptive Biotechnologies Corp. (a)	887	23,120
Aimmune Therapeutics, Inc. (a)	1,177	32,744
Amicus Therapeutics, Inc. (a)	3,868	32,607
Biogen, Inc. (a)	605	180,720
Bio-Techne Corp.	1,302	271,037
Gilead Sciences, Inc.	1,663	105,950
Immunomedics, Inc. (a)	1,172	18,752
Incyte Corp. (a)	2,357	197,800
Morphosys AG, ADR (a)	1,178	32,065
Neurocrine Biosciences, Inc. (a)	331	32,931
Sarepta Therapeutics, Inc. (a)	154	12,791
Tricida, Inc. (a)	794	29,704
Twist Bioscience Corp. (a)	1,093	26,035

		$1,022,936
Broadcasting - 0.1%
Netflix, Inc. (a)(f)	905	$260,106

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Brokerage & Asset Managers - 1.6%
Apollo Global Management, Inc.	1,543	$63,510
ASX Ltd.	1,577	89,299
BlackRock, Inc.	618	285,331
Blackstone Group, Inc.	576	30,620
Charles Schwab Corp.	6,348	258,427
CME Group, Inc.	200	41,150
Computershare Ltd.	11,669	126,999
Daiwa Securities Group, Inc.	15,700	70,557
Euronext N.V.	1,303	104,996
Hamilton Lane, Inc., “A”	1,168	69,636
Hong Kong Exchanges & Clearing Ltd.	2,200	68,122
IG Group Holdings PLC	10,389	85,508
Intercontinental Exchange, Inc.	1,343	126,672
Invesco Ltd.	2,345	39,443
NASDAQ, Inc. (f)	8,193	817,416
Raymond James Financial, Inc.	652	54,436
Schroders PLC	2,045	81,986
TD Ameritrade Holding Corp.	5,296	203,261
TMX Group Ltd.	2,489	217,473
WisdomTree Investments, Inc.	5,208	26,613

		$2,861,455
Business Services - 4.5%
Accenture PLC, “A” (f)	6,537	$1,212,091
Amdocs Ltd.	1,076	70,155
BrightView Holdings, Inc. (a)	2,700	48,060
Bunzl PLC	4,680	121,730
Cognizant Technology Solutions Corp., “A”	273	16,637
Compass Group PLC	16,838	448,436
CoStar Group, Inc. (a)	235	129,137
Doshisha Co. Ltd.	4,000	63,315
Edenred	1,632	85,912
Endava PLC, ADR (a)	1,325	56,988
Equifax, Inc.	2,189	299,258
EVO Payments, Inc., “A” (a)	1,223	34,770
Fidelity National Information Services, Inc.	4,387	578,031
Fiserv, Inc. (a)(f)	12,816	1,360,290
FleetCor Technologies, Inc. (a)	540	158,879
Global Payments, Inc.	4,919	832,196
Intertek Group PLC	2,324	161,116
Meitec Corp.	1,900	99,010
MSCI, Inc.	1,251	293,435
Nomura Research Institute Ltd.	11,200	238,035

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
PayPal Holdings, Inc. (a)	8,362	$870,484
PRA Group, Inc. (a)	1,650	55,985
SGS S.A.	91	236,886
Sodexo	948	104,250
TransUnion	1,942	160,448
TriNet Group, Inc. (a)	1,024	54,262
Verisk Analytics, Inc., “A”	2,691	389,388
WNS (Holdings) Ltd., ADR (a)	1,339	82,804

		$8,261,988
Cable TV - 1.0%
Altice USA, Inc., “A” (a)	3,867	$119,684
Charter Communications, Inc., “A” (a)	899	420,606
Comcast Corp., “A” (f)	29,400	1,317,708

		$1,857,998
Chemicals - 0.9%
3M Co.	1,183	$195,183
Celanese Corp.	411	49,793
Eastman Chemical Co.	872	66,307
FMC Corp.	1,109	101,474
Givaudan S.A.	176	516,849
Ingevity Corp. (a)	733	61,726
LyondellBasell Industries N.V., “A”	2,237	200,659
PPG Industries, Inc.	4,020	502,982

		$1,694,973
Computer Software - 5.6%
8x8, Inc. (a)	667	$12,886
Adobe Systems, Inc. (a)	3,328	924,951
ANSYS, Inc. (a)	1,799	396,050
Autodesk, Inc. (a)	1,137	167,548
Avalara, Inc. (a)	577	40,967
Black Knight, Inc. (a)	1,601	102,784
Cadence Design Systems, Inc. (a)(f)	13,609	889,348
Change Healthcare, Inc. (a)	1,716	22,686
Check Point Software Technologies Ltd. (a)	674	75,764
Dassault Systemes S.A.	2,553	387,383
DocuSign, Inc. (a)	698	46,201
Everbridge, Inc. (a)	1,089	75,696
Microsoft Corp. (f)	22,252	3,190,269
OBIC Co. Ltd.	4,800	602,596
Okta, Inc. (a)	1,925	209,960
Oracle Corp.	16,394	893,309

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
Pagerduty, Inc. (a)	1,840	$42,302
Paylocity Holding Corp. (a)	569	58,379
Phreesia, Inc. (a)	1,214	35,971
Salesforce.com, Inc. (a)	2,739	428,626
SAP SE	6,051	801,743
Veeva Systems, Inc. (a)	1,090	154,595
VeriSign, Inc. (a)	2,341	444,837
Zendesk, Inc. (a)	603	42,602
Zscaler, Inc. (a)	3,375	148,433

		$10,195,886
Computer Software - Systems - 2.8%
Amadeus IT Group S.A.	13,624	$1,008,026
Apple, Inc. (f)	8,450	2,102,022
Box, Inc., “A” (a)	2,653	44,889
Constellation Software, Inc.	88	86,913
EMIS Group PLC	5,953	82,973
EPAM Systems, Inc. (a)	274	48,213
Five9, Inc. (a)	360	19,984
Fujitsu Ltd.	600	53,174
Hitachi Ltd.	13,900	518,271
International Business Machines Corp.	1,009	134,934
NICE Systems Ltd., ADR (a)	738	116,449
Pluralsight, Inc., “A” (a)	2,605	47,098
Proofpoint, Inc. (a)	374	43,148
Q2 Holdings, Inc. (a)	904	64,627
Rapid7, Inc. (a)	1,584	79,343
RealPage, Inc. (a)	821	49,712
ServiceNow, Inc. (a)(f)	1,577	389,929
Square, Inc., “A” (a)	262	16,095
Temenos AG	514	73,335
Venture Corp. Ltd.	6,700	77,709
Verint Systems, Inc. (a)	2,205	100,085
Zebra Technologies Corp., “A” (a)	180	42,817

		$5,199,746
Conglomerates - 0.2%
Ansell Ltd.	5,693	$108,087
DCC PLC	1,493	139,941
Melrose Industries PLC	17,244	47,600

		$295,628
Construction - 1.6%
Ashtead Group PLC	3,782	$115,029
Eagle Materials, Inc.	182	16,624

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - continued
Forterra PLC	12,426	$43,057
Geberit AG	233	118,236
GMS, Inc. (a)	1,270	38,049
Masco Corp.	2,261	104,571
Mid-America Apartment Communities, Inc., REIT	529	73,526
Mohawk Industries, Inc. (a)	210	30,110
Owens Corning	2,195	134,510
Reliance Worldwide Corp.	27,352	78,625
Sherwin-Williams Co.	1,414	809,260
Stanley Black & Decker, Inc.	559	84,593
Summit Materials, Inc., “A” (a)	2,391	54,826
Techtronic Industries Co. Ltd.	13,000	100,585
Toll Brothers, Inc. (f)	13,935	554,195
Toto Ltd.	2,300	93,779
Trex Co., Inc. (a)	841	73,915
Vulcan Materials Co.	3,202	457,470

		$2,980,960
Consumer Products - 2.4%
Colgate-Palmolive Co. (f)	9,251	$634,619
Energizer Holdings, Inc.	1,897	80,603
Estee Lauder Cos., Inc., “A”	1,053	196,142
Kao Corp.	6,200	498,735
Kimberly-Clark Corp.	293	38,934
Kobayashi Pharmaceutical Co. Ltd.	14,400	1,148,740
L’Oréal S.A.	3,046	889,388
Newell Brands, Inc.	5,485	104,050
Prestige Brands Holdings, Inc. (a)	1,196	42,410
Procter & Gamble Co.	737	91,764
Reckitt Benckiser Group PLC	8,717	673,429
Sensient Technologies Corp.	712	44,543

		$4,443,357
Consumer Services - 0.6%
51job, Inc., ADR (a)	617	$48,601
Asante, Inc.	5,400	104,292
Booking Holdings, Inc. (a)	22	45,073
Bright Horizons Family Solutions, Inc. (a)	3,249	482,542
Cogna Educacao	34,992	85,731
MakeMyTrip Ltd. (a)	5,755	132,480
OneSpaWorld Holdings Ltd. (a)	3,617	56,244
Peloton Interactive, Inc., “A” (a)	1,182	28,214
Planet Fitness, Inc. (a)	1,303	82,949
Regis Corp. (a)	1,197	24,658

		$1,090,784

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - 0.2%
Berry Global Group, Inc. (a)	2,587	$107,387
Brambles Ltd.	10,482	86,321
Graphic Packaging Holding Co.	11,964	187,356
WestRock Co.	1,009	37,706

		$418,770
Electrical Equipment - 1.8%
AMETEK, Inc.	4,007	$367,241
Amphenol Corp., “A”	2,935	294,469
CTS Corp.	851	22,705
Evoqua Water Technologies Corp. (a)	2,897	50,321
Generac Holdings, Inc. (a)	1,007	97,256
HD Supply Holdings, Inc. (a)	3,826	151,280
IMI PLC	10,896	141,565
Legrand S.A.	1,351	105,444
Littlefuse, Inc.	472	82,869
Mettler-Toledo International, Inc. (a)(f)	782	551,263
Rockwell Automation, Inc.	1,440	247,666
Schneider Electric SE	8,018	744,550
Sensata Technologies Holding PLC (a)	1,439	73,662
Spectris PLC	4,391	136,054
TE Connectivity Ltd.	720	64,440
TriMas Corp. (a)	1,525	49,288
WESCO International, Inc. (a)	751	37,663

		$3,217,736
Electronics - 3.3%
Analog Devices, Inc.	4,721	$503,400
ASM International N.V.	1,238	124,350
Broadcom, Inc.	1,429	418,483
Halma PLC	37,708	915,112
Intel Corp.	15,815	894,022
IPG Photonics Corp. (a)	143	19,202
Keysight Technologies, Inc. (a)	550	55,500
Kyocera Corp.	800	52,358
Marvell Technology Group Ltd.	2,236	54,536
Maxim Integrated Products, Inc.	933	54,730
Mellanox Technologies Ltd. (a)	482	54,321
Monolithic Power Systems, Inc.	1,261	189,049
nLIGHT, Inc. (a)	3,452	46,119
NXP Semiconductors N.V.	4,707	535,092
Plexus Corp. (a)	1,112	82,221
Samsung Electronics Co. Ltd.	1,501	64,875
Silicon Laboratories, Inc. (a)	297	31,553

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - continued
Silicon Motion Technology Corp., ADR	3,220	$135,401
Taiwan Semiconductor Manufacturing Co. Ltd.	11,654	113,222
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	21,232	1,096,208
Texas Instruments, Inc.	4,306	508,065

		$5,947,819
Energy - Independent - 0.9%
Cabot Oil & Gas Corp.	2,080	$38,771
Caltex Australia Ltd.	3,188	59,583
ConocoPhillips	681	37,591
Diamondback Energy, Inc.	368	31,560
Marathon Petroleum Corp.	1,089	69,641
Matador Resources Co. (a)	1,116	15,524
Oil Search Ltd.	8,243	40,390
Phillips 66 (s)	4,032	471,018
Pioneer Natural Resources Co.	678	83,408
Valero Energy Corp.	6,864	665,671
WPX Energy, Inc. (a)	9,505	94,860

		$1,608,017
Energy - Integrated - 0.5%
BP PLC	21,185	$134,274
BP PLC, ADR	1,790	67,859
Cairn Energy PLC (a)	19,697	45,365
Chevron Corp.	656	76,188
Eni S.p.A.	5,333	80,713
Exxon Mobil Corp.	6,187	418,055
Galp Energia SGPS S.A.	5,385	85,764
Hess Corp.	812	53,389

		$961,607
Engineering - Construction - 0.2%
Construction Partners, Inc., “A” (a)	1,986	$34,000
KBR, Inc.	7,313	205,934
Quanta Services, Inc.	1,468	61,730

		$301,664
Entertainment - 0.2%
CTS Eventim AG	993	$60,081
IMAX Corp. (a)	2,559	54,635
Live Nation Entertainment, Inc. (a)	335	23,617
Manchester United PLC, “A”	3,368	56,347
Merlin Entertainments PLC	15,450	90,960

		$285,640

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 2.8%
Archer Daniels Midland Co.	1,447	$60,832
Britvic PLC	8,241	105,362
Cal-Maine Foods, Inc.	913	36,420
Chocoladefabriken Lindt & Sprungli AG	23	170,897
Coca-Cola European Partners PLC	922	49,336
Danone S.A.	11,704	970,656
Hostess Brands, Inc. (a)	4,353	55,631
Ingredion, Inc.	411	32,469
J.M. Smucker Co.	608	64,254
Kellogg Co.	609	38,690
Mondelez International, Inc.	1,073	56,279
Mowi A.S.A.	3,761	91,692
Nestle S.A.	17,619	1,881,027
Nestle S.A., ADR	3,403	364,666
Nomad Foods Ltd. (a)	2,667	52,033
PepsiCo, Inc.	554	75,992
Post Holdings, Inc. (a)	233	23,976
S Foods, Inc.	2,500	67,154
Sanderson Farms, Inc.	485	75,083
Tate & Lyle PLC	4,933	43,004
TreeHouse Foods, Inc. (a)	369	19,933
Tyson Foods, Inc., “A”	9,196	761,337

		$5,096,723
Food & Drug Stores - 0.1%
Grocery Outlet Holding Corp. (a)	1,677	$53,497
Japan Meat Co. Ltd.	4,000	81,759
Kroger Co.	2,058	50,709
Sundrug Co. Ltd.	1,200	39,948

		$225,913
Forest & Paper Products - 0.1%
Suzano Papel e Celulose S.A., ADR	12,068	$97,509

Furniture & Appliances - 0.0%
Whirlpool Corp.	297	$45,180

Gaming & Lodging - 0.5%
Dalata Hotel Group PLC	15,534	$91,823
Flutter Entertainment PLC	4,294	442,643
Marriott International, Inc., “A”	1,728	218,678
Royal Caribbean Cruises Ltd.	468	50,932
Wyndham Hotels & Resorts, Inc.	2,676	144,424

		$948,500

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
General Merchandise - 0.4%
B&M European Value Retail S.A.	15,632	$74,982
Dollar General Corp.	345	55,317
Dollar Tree, Inc. (a)	2,950	325,680
Dollarama, Inc.	4,529	152,365
Ollie’s Bargain Outlet Holdings, Inc. (a)	1,252	79,978

		$688,322
Health Maintenance Organizations - 0.4%
Cigna Corp. (f)	3,254	$580,709
Humana, Inc.	122	35,892
Molina Healthcare, Inc. (a)	1,380	162,343

		$778,944
Insurance - 3.1%
AIA Group Ltd.	92,600	$918,819
Aon PLC (s)	4,331	836,576
Arthur J. Gallagher & Co.	1,967	179,430
Assurant, Inc.	536	67,573
Athene Holding Ltd. (a)	1,159	50,243
Beazley PLC	47,437	360,390
Chubb Ltd.	402	61,273
Everest Re Group Ltd.	372	95,637
Fairfax Financial Holdings Ltd.	534	226,233
Hanover Insurance Group, Inc.	543	71,519
Hartford Financial Services Group, Inc.	2,823	161,137
Hiscox Ltd.	6,017	116,054
Lincoln National Corp.	955	53,938
Marsh & McLennan Cos., Inc.	1,522	157,710
MetLife, Inc. (f)	13,997	654,920
Prudential Financial, Inc.	9,247	842,772
Reinsurance Group of America, Inc.	304	49,391
Safety Insurance Group, Inc.	131	12,733
Sony Financial Holdings, Inc.	5,200	111,588
Swiss Re Ltd.	583	61,048
Third Point Reinsurance Ltd. (a)	3,004	28,508
Travelers Cos., Inc.	3,637	476,665
Willis Towers Watson PLC	218	40,744
Zurich Insurance Group AG	277	108,245

		$5,743,146
Internet - 2.0%
Alphabet, Inc., “A” (a)	637	$801,856
Alphabet, Inc., “C” (a)	885	1,115,197
Baidu, Inc., ADR (a)	2,995	305,041

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - continued
CarGurus, Inc. (a)	1,394	$46,824
Facebook, Inc., “A” (a)(f)	3,990	764,683
IAC/InterActiveCorp (a)	462	104,990
Naver Corp.	2,314	326,182
Rightmove PLC	22,990	178,264
Scout24 AG	758	46,877
Stamps.com, Inc. (a)	452	38,162

		$3,728,076
Leisure & Toys - 0.4%
Brunswick Corp.	2,085	$121,430
Electronic Arts, Inc. (a)	4,421	426,184
Funko, Inc., “A” (a)	3,638	65,484
Take-Two Interactive Software, Inc. (a)	1,179	141,893

		$754,991
Machinery & Tools - 3.3%
Actuant Corp., “A”	1,186	$29,377
AGCO Corp. (f)	9,006	690,670
Allison Transmission Holdings, Inc.	11,453	499,465
Cummins, Inc. (f)	5,207	898,103
Daikin Industries Ltd.	1,100	154,641
Eaton Corp. PLC (s)	4,886	425,620
Flowserve Corp.	436	21,294
GEA Group AG	11,178	341,716
Illinois Tool Works, Inc.	2,729	460,055
ITT, Inc.	1,372	81,565
Kennametal, Inc.	2,019	62,488
Kubota Corp.	6,600	104,731
Nordson Corp.	978	153,360
Regal Beloit Corp.	4,064	300,939
Ritchie Bros. Auctioneers, Inc.	1,879	77,265
Ritchie Bros. Auctioneers, Inc.	12,233	503,308
Roper Technologies, Inc.	1,615	544,191
Schindler Holding AG	386	94,377
Spirax-Sarco Engineering PLC	4,969	510,100

		$5,953,265
Major Banks - 1.3%
Bank of America Corp.	8,919	$278,897
Barclays PLC	23,575	51,243
BNP Paribas	2,389	124,723
Capital One Financial Corp.	429	40,004
Comerica, Inc.	787	51,486

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
Goldman Sachs Group, Inc.	345	$73,616
Huntington Bancshares, Inc.	5,249	74,168
JPMorgan Chase & Co. (f)	5,609	700,676
KeyCorp	4,321	77,648
Mitsubishi UFJ Financial Group, Inc.	20,600	107,778
Morgan Stanley	2,231	102,738
PNC Financial Services Group, Inc.	238	34,915
State Street Corp.	1,247	82,389
Svenska Handelsbanken AB	14,694	147,097
TCF Financial Corp.	1,670	66,115
UBS Group AG	10,354	122,170
Wells Fargo & Co.	3,921	202,441

		$2,338,104
Medical & Health Technology & Services - 1.8%
AmerisourceBergen Corp.	2,939	$250,932
Charles River Laboratories International, Inc. (a)	577	74,998
CVS Health Corp.	5,901	391,767
Guardant Health, Inc. (a)	489	33,986
HCA Healthcare, Inc. (f)	8,183	1,092,758
HealthEquity, Inc. (a)	658	37,368
Hogy Medical Co. Ltd.	2,800	93,512
ICON PLC (a)	1,495	219,615
Laboratory Corp. of America Holdings (a)	104	17,136
McKesson Corp.	3,408	453,264
Miraca Holdings, Inc.	2,800	65,924
PRA Health Sciences, Inc. (a)	837	81,783
Premier, Inc., “A” (a)	4,540	147,913
Quest Diagnostics, Inc.	532	53,865
Sonic Healthcare Ltd.	2,781	54,610
Syneos Health, Inc. (a)	797	39,970
Teladoc Health, Inc. (a)	990	75,834
Universal Health Services, Inc.	479	65,843

		$3,251,078
Medical Equipment - 2.9%
Becton, Dickinson and Co.	254	$65,024
Boston Scientific Corp. (a)	6,619	276,012
Cooper Cos., Inc.	421	122,511
Danaher Corp. (f)	5,310	731,824
Edwards Lifesciences Corp. (a)	683	162,814
Envista Holdings Corp. (a)	2,117	62,092
EssilorLuxottica	3,999	610,140
Inspire Medical Systems, Inc. (a)	430	26,221

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
iRhythm Technologies, Inc. (a)	665	$44,435
Masimo Corp. (a)	575	83,829
Medtronic PLC	8,261	899,623
Merit Medical Systems, Inc. (a)	2,716	56,099
Nevro Corp. (a)	397	34,221
Nihon Kohden Corp.	2,800	83,536
OptiNose, Inc. (a)	2,592	20,269
OrthoPediatrics Corp. (a)	1,669	64,557
PerkinElmer, Inc.	4,544	390,602
QIAGEN N.V. (a)	5,886	176,655
Quidel Corp. (a)	832	47,341
Silk Road Medical, Inc. (a)	704	23,317
STERIS PLC	1,769	250,437
Terumo Corp.	3,600	117,324
Thermo Fisher Scientific, Inc. (f)	2,509	757,668
TransMedics Group, Inc. (a)	915	16,415
West Pharmaceutical Services, Inc.	512	73,646
Zimmer Biomet Holdings, Inc.	585	80,865

		$5,277,477
Natural Gas - Distribution - 0.2%
China Resources Gas Group Ltd.	8,000	$48,164
Italgas S.p.A.	17,538	112,823
New Jersey Resources Corp.	889	38,760
NiSource, Inc.	1,472	41,275
Sempra Energy	608	87,862
South Jersey Industries, Inc.	3,441	110,662

		$439,546
Natural Gas - Pipeline - 0.2%
APA Group	7,043	$56,463
Enbridge, Inc.	1,003	36,530
Enterprise Products Partners LP	1,189	30,950
Equitrans Midstream Corp.	7,119	99,097
Plains GP Holdings LP	2,990	55,494
Targa Resources Corp.	975	37,908

		$316,442
Network & Telecom - 0.4%
Cisco Systems, Inc.	8,809	$418,516
Interxion Holding N.V. (a)	929	81,956
LM Ericsson Telephone Co., “B”	4,734	41,360
Motorola Solutions, Inc.	386	64,199
VTech Holdings Ltd.	7,200	62,945

		$668,976

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 0.2%
Apergy Corp. (a)	558	$14,045
Core Laboratories N.V.	1,418	62,449
Frank’s International N.V. (a)	12,580	61,642
Halliburton Co.	736	14,168
Liberty Oilfield Services, Inc.	2,063	19,000
NOW, Inc. (a)	5,045	53,174
Patterson-UTI Energy, Inc.	11,971	99,599

		$324,077
Other Banks & Diversified Financials - 4.4%
Aeon Financial Service Co. Ltd.	4,400	$66,949
AIB Group PLC	19,792	63,397
Air Lease Corp.	1,249	54,931
American Express Co.	430	50,430
Bank of Hawaii Corp.	773	67,491
Bank OZK	951	26,685
BB&T Corp.	1,250	66,312
Brookline Bancorp, Inc.	3,801	59,676
Cathay General Bancorp, Inc.	1,640	58,335
Chiba Bank Ltd.	14,800	80,680
Citigroup, Inc. (f)	24,415	1,754,462
Credicorp Ltd.	1,421	304,151
Cullen/Frost Bankers, Inc.	362	32,609
CVB Financial Corp.	1,186	24,645
Discover Financial Services	5,047	405,072
Element Fleet Management Corp.	10,806	91,889
First Hawaiian, Inc.	3,581	97,869
First Republic Bank	846	89,981
Grupo Financiero Banorte S.A. de C.V.	46,171	252,019
Hanmi Financial Corp.	2,470	47,547
HDFC Bank Ltd.	4,692	81,389
HDFC Bank Ltd., ADR	8,056	492,141
Intesa Sanpaolo S.p.A.	46,711	117,009
Julius Baer Group Ltd.	2,080	91,760
KBC Group N.V.	1,364	95,657
Lakeland Financial Corp.	1,615	75,178
LegacyTexas Financial Group, Inc.	1,630	69,340
M&T Bank Corp.	323	50,559
Mastercard, Inc., “A”	780	215,912
Metropolitan Bank & Trust Co.	66,967	89,210
Northern Trust Corp.	655	65,290
Prosperity Bancshares, Inc.	1,487	102,633
Sandy Spring Bancorp, Inc.	658	22,701
Signature Bank	1,337	158,194

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
SLM Corp.	3,124	$26,367
SunTrust Banks, Inc.	1,175	80,299
Synchrony Financial	17,538	620,319
Texas Capital Bancshares, Inc. (a)	1,110	60,007
Textainer Group Holdings Ltd. (a)	2,612	27,034
U.S. Bancorp	9,094	518,540
UMB Financial Corp.	1,303	85,034
Umpqua Holdings Corp.	1,680	26,578
Visa, Inc., “A” (f)	5,922	1,059,209
Wintrust Financial Corp.	2,655	169,442

		$8,094,932
Pharmaceuticals - 3.5%
Bayer AG	9,267	$719,143
BridgeBio Pharma, Inc. (a)	799	18,065
Collegium Pharmaceutical, Inc. (a)	1,477	17,724
Elanco Animal Health, Inc. (a)	2,076	56,094
Eli Lilly & Co. (f)	10,538	1,200,805
Forty Seven, Inc. (a)	817	5,645
Genomma Lab Internacional S.A., “B” (a)	12,807	13,522
GW Pharmaceuticals PLC, ADR (a)	275	36,801
Johnson & Johnson (s)	13,356	1,763,526
Kyowa Kirin Co. Ltd.	2,200	40,350
Merck & Co., Inc.	6,536	566,410
Mylan N.V. (a)	1,150	22,023
Novo Nordisk A.S., “B”	3,190	174,219
Orchard RX Ltd., ADR (a)	1,308	15,774
Pfizer, Inc.	2,251	86,371
Principia Biopharma, Inc. (a)	674	23,799
Roche Holding AG	3,596	1,081,898
Santen Pharmaceutical Co. Ltd.	16,900	299,092
SpringWorks Therapeutics, Inc. (a)	935	17,859
Zoetis, Inc.	2,343	299,717

		$6,458,837
Pollution Control - 0.0%
Stericycle, Inc. (a)	1,145	$65,952

Precious Metals & Minerals - 0.1%
Agnico-Eagle Mines Ltd.	1,557	$95,709

Printing & Publishing - 0.5%
IHS Markit Ltd. (a)	4,797	$335,886
Moody’s Corp.	1,694	373,849

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Printing & Publishing - continued
RELX PLC	3,427	$82,405
Wolters Kluwer N.V.	1,011	74,442

		$866,582
Railroad & Shipping - 0.5%
Canadian National Railway Co.	5,895	$526,836
Canadian Pacific Railway Ltd.	181	41,143
Kansas City Southern Co.	772	108,682
Sankyu, Inc.	1,500	76,279
StealthGas, Inc. (a)	4,500	14,805
Union Pacific Corp.	934	154,540

		$922,285
Real Estate - 2.7%
Annaly Mortgage Management, Inc., REIT	2,423	$21,759
Ascendas Real Estate Investment Trust, REIT	49,400	114,991
Big Yellow Group PLC, REIT	2,795	41,346
Brixmor Property Group, Inc., REIT	6,033	132,847
Concentradora Fibra Danhos S.A. de C.V., REIT	54,429	82,111
Corporate Office Properties Trust, REIT	2,197	65,119
Deutsche Wohnen SE	6,640	249,717
EPR Properties, REIT	4,823	375,181
Equity Commonwealth, REIT	1,701	54,738
Extra Space Storage, Inc., REIT	915	102,727
Grand City Properties S.A.	4,471	104,517
Hibernia PLC, REIT	52,339	81,490
Industrial Logistics Properties Trust, REIT	6,319	134,216
Invesco Mortgage Capital, Inc., REIT	1,743	27,435
LEG Immobilien AG	969	111,207
Lexington Realty Trust, REIT	3,422	37,231
Life Storage, Inc., REIT	1,306	142,250
Medical Properties Trust, Inc., REIT	18,385	381,121
Office Properties Income Trust, REIT	1,651	52,634
Public Storage, Inc., REIT	2,821	628,688
Spirit Realty Capital, Inc., REIT	1,936	96,490
STAG Industrial, Inc., REIT	3,909	121,335
STORE Capital Corp., REIT	20,601	834,340
Sun Communities, Inc., REIT	480	78,072
TAG Immobilien AG	25,117	610,123
Two Harbors Investment Corp., REIT	4,012	55,646
VICI Properties, Inc., REIT	2,721	64,080
W.P. Carey, Inc., REIT	818	75,305

		$4,876,716

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Restaurants - 0.8%
Chipotle Mexican Grill, Inc., “A” (a)	25	$19,454
Darden Restaurants, Inc.	1,048	117,659
Performance Food Group Co. (a)	1,767	75,292
Starbucks Corp. (f)	11,408	964,660
Wendy’s Co.	1,864	39,480
Yum China Holdings, Inc.	4,543	193,077

		$1,409,622
Special Products & Services - 0.0%
Boyd Group Income Fund, EU	502	$70,004

Specialty Chemicals - 1.6%
Akzo Nobel N.V.	1,396	$128,527
Axalta Coating Systems Ltd. (a)	5,846	172,398
Compass Minerals International, Inc.	771	43,546
Corteva, Inc.	2,145	56,585
Croda International PLC	2,863	178,606
DuPont de Nemours, Inc.	2,495	164,445
Element Solutions, Inc. (a)	2,391	25,966
Ferro Corp. (a)	10,153	113,003
Ferroglobe PLC (a)	4,024	2,488
Kansai Paint Co. Ltd.	6,000	144,467
Linde PLC	5,008	990,016
Nitto Denko Corp.	1,200	66,371
RPM International, Inc.	629	45,558
Sika AG	3,488	599,307
Symrise AG	1,063	102,290
Univar Solutions, Inc. (a)	7,095	152,259

		$2,985,832
Specialty Stores - 2.7%
Amazon.com, Inc. (a)(f)	1,392	$2,473,111
Best Buy Co., Inc.	2,026	145,528
BJ’s Wholesale Club Holdings, Inc. (a)	2,268	60,556
Burlington Stores, Inc. (a)	159	30,555
Chewy, Inc., “A” (a)	1,012	24,966
Dufry AG	783	67,926
Hudson Ltd., “A” (a)	4,300	53,406
Just Eat PLC (a)	8,491	80,841
Michaels Co., Inc. (a)	2,022	17,652
Nitori Co. Ltd.	500	76,442
O’Reilly Automotive, Inc. (a)	315	137,186
Ross Stores, Inc.	3,178	348,531
Ryohin Keikaku Co. Ltd.	3,800	84,648

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Target Corp.	10,209	$1,091,444
Tractor Supply Co.	1,289	122,481
Urban Outfitters, Inc. (a)	3,014	86,502
Zumiez, Inc. (a)	1,439	45,918

		$4,947,693
Telecommunications - Wireless - 1.0%
Advanced Info Service Public Co. Ltd.	8,100	$61,431
American Tower Corp., REIT	2,095	456,878
Infrastrutture Wireless Italiane S.p.A. (n)	11,048	113,361
KDDI Corp.	13,400	371,586
SBA Communications Corp., REIT	2,920	702,698
SoftBank Group Corp.	2,300	88,849
Tele2 AB, “B”	2,365	33,813

		$1,828,616
Telephone Services - 0.1%
Hellenic Telecommunications Organization S.A.	3,224	$48,902
Verizon Communications, Inc.	3,230	195,318

		$244,220
Tobacco - 0.9%
Altria Group, Inc.	9,381	$420,175
British American Tobacco PLC	3,221	112,736
Japan Tobacco, Inc.	7,400	167,848
Philip Morris International, Inc. (f)	10,655	867,743
Swedish Match AB	2,408	113,022

		$1,681,524
Trucking - 0.1%
Hamakyorex Co. Ltd.	2,200	$75,062
Knight-Swift Transportation Holdings, Inc.	944	34,418
Schneider National, Inc.	5,255	120,182
Yamato Holdings Co. Ltd.	2,000	33,378

		$263,040
Utilities - Electric Power - 2.3%
AES Corp.	30,760	$524,458
American Electric Power Co., Inc.	344	32,470
Black Hills Corp.	1,426	112,412
CenterPoint Energy, Inc.	1,883	54,739
CLP Holdings Ltd.	6,500	67,384
CMS Energy Corp.	1,666	106,491
Duke Energy Corp.	6,182	582,715
Edison International	479	30,129

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
Eversource Energy	916	$76,706
Exelon Corp. (f)	10,816	492,020
FirstEnergy Corp.	1,946	94,031
Iberdrola S.A.	11,063	113,614
NextEra Energy, Inc.	155	36,943
NRG Energy, Inc.	15,470	620,656
Orsted A/S	440	38,596
Pinnacle West Capital Corp.	745	70,119
Portland General Electric Co.	1,521	86,514
Public Service Enterprise Group, Inc.	1,323	83,759
Southern Co.	10,338	647,779
Vistra Energy Corp.	9,375	253,406
WEC Energy Group, Inc.	536	50,598

		$4,175,539
Total Common Stocks (Identified Cost, $120,643,075)		$135,728,872

Bonds - 19.0%
Aerospace - 0.4%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	$160,000	$167,216
L3Harris Technologies, Inc., 3.85%, 6/15/2023 (n)	238,000	251,338
Lockheed Martin Corp., 2.9%, 3/01/2025	333,000	348,016

		$766,570
Apparel Manufacturers - 0.2%
Tapestry, Inc., 4.125%, 7/15/2027	$369,000	$375,890

Automotive - 0.4%
General Motors Co., 4.875%, 10/02/2023	$400,000	$429,647
Lear Corp., 3.8%, 9/15/2027	221,000	223,824

		$653,471
Broadcasting - 0.3%
Discovery Communications, Inc., 4.875%, 4/01/2043	$250,000	$259,272
Fox Corp., 4.03%, 1/25/2024 (n)	300,000	320,604

		$579,876
Brokerage & Asset Managers - 0.7%
Charles Schwab Corp., 3.2%, 1/25/2028	$284,000	$298,690
E*TRADE Financial Corp., 2.95%, 8/24/2022	173,000	176,244
E*TRADE Financial Corp., 3.8%, 8/24/2027	131,000	136,641
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	353,000	356,676
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	277,000	300,990

		$1,269,241

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - 0.3%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$200,000	$215,570
Masco Corp., 4.375%, 4/01/2026	302,000	327,766

		$543,336
Business Services - 0.5%
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	$369,000	$385,277
Fidelity National Information Services, Inc., 5%, 10/15/2025	263,000	300,556
Fiserv, Inc., 4.4%, 7/01/2049	75,000	83,995
Verisk Analytics, Inc., 4.125%, 3/15/2029	173,000	191,105

		$960,933
Cable TV - 0.3%
Charter Communications Operating LLC/Charter Communications
Operating Capital Corp., 6.384%, 10/23/2035	$335,000	$411,876
Comcast Corp., 2.35%, 1/15/2027	179,000	179,497

		$591,373
Chemicals - 0.1%
Sherwin-Williams Co., 3.8%, 8/15/2049	$213,000	$216,502

Computer Software - 0.3%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)	$238,000	$258,228
Microsoft Corp., 4.25%, 2/06/2047	300,000	372,559

		$630,787
Computer Software - Systems - 0.2%
Apple, Inc., 4.25%, 2/09/2047	$300,000	$359,417

Conglomerates - 0.1%
Wabtec Corp., 4.95%, 9/15/2028	$118,000	$130,238
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	61,000	65,090

		$195,328
Consumer Products - 0.3%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$300,000	$314,004
Whirlpool Corp., 4.75%, 2/26/2029	228,000	256,674

		$570,678
Consumer Services - 1.0%
IHS Markit Ltd., 3.625%, 5/01/2024	$47,000	$49,138
IHS Markit Ltd., 4%, 3/01/2026 (n)	250,000	263,555
IHS Markit Ltd., 4.25%, 5/01/2029	71,000	76,482
Priceline Group, Inc., 3.6%, 6/01/2026	536,000	580,304

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - continued
Visa, Inc., 2.75%, 9/15/2027	$220,000	$232,139
Visa, Inc., 4.15%, 12/14/2035	527,000	634,184

		$1,835,802
Electrical Equipment - 0.2%
Arrow Electronics, Inc., 3.875%, 1/12/2028	$260,000	$268,800

Electronics - 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$300,000	$302,939
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028	306,000	299,241

		$602,180
Energy - Independent - 0.1%
Hess Corp., 5.8%, 4/01/2047	$150,000	$174,265

Energy - Integrated - 0.3%
BP Capital Markets America, Inc., 3.41%, 2/11/2026	$340,000	$360,988
Eni S.p.A., 4.75%, 9/12/2028 (n)	200,000	227,556

		$588,544
Entertainment - 0.2%
Royal Caribbean Cruises Ltd., 3.7%, 3/15/2028	$312,000	$323,130

Financial Institutions - 0.3%
AerCap Ireland Capital Ltd., 4.875%, 1/16/2024	$150,000	$163,242
AerCap Ireland Capital Ltd., 3.65%, 7/21/2027	300,000	309,143
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	94,000	99,446

		$571,831
Food & Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc., 4.15%, 1/23/2025	$300,000	$327,979
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	150,000	198,091
Constellation Brands, Inc., 3.5%, 5/09/2027	300,000	315,730

		$841,800
Forest & Paper Products - 0.3%
Celulosa Arauco y Constitucion, 4.2%, 1/29/2030 (z)	$200,000	$199,600
Suzano Austria GmbH, 6%, 1/15/2029	250,000	276,250

		$475,850
Gaming & Lodging - 0.3%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$108,000	$119,404
Marriott International, Inc., 4%, 4/15/2028	386,000	416,438

		$535,842

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - 0.2%
American International Group, Inc., 4.5%, 7/16/2044	$331,000	$370,677

Insurance - Health - 0.4%
UnitedHealth Group, Inc., 4.625%, 7/15/2035	$615,000	$744,952

Insurance - Property & Casualty - 0.9%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	$588,000	$605,667
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	145,000	148,078
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	700,000	736,614
Progressive Corp., 4.125%, 4/15/2047	157,000	183,812

		$1,674,171
Machinery & Tools - 0.2%
CNH Industrial Capital LLC, 3.85%, 11/15/2027	$332,000	$345,857

Major Banks - 2.8%
Bank of America Corp., 3.124% to 1/20/2022, FLR (LIBOR - 3mo. + 1.16%) to 1/20/2023	$397,000	$405,281
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	700,000	732,242
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	550,000	575,692
JPMorgan Chase & Co., 3.25%, 9/23/2022	650,000	672,556
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	500,000	537,803
JPMorgan Chase & Co., 6.75%, 1/29/2049	500,000	557,865
Morgan Stanley, 3.125%, 7/27/2026	686,000	712,403
Morgan Stanley, 3.95%, 4/23/2027	580,000	617,863
Wells Fargo & Co., 3.75%, 1/24/2024	210,000	222,216

		$5,033,921
Medical & Health Technology & Services - 1.0%
Alcon Finance Corp., 2.75%, 9/23/2026 (z)	$200,000	$204,187
Becton, Dickinson and Co., 3.734%, 12/15/2024	73,000	78,001
Becton, Dickinson and Co., 4.685%, 12/15/2044	388,000	456,776
HCA, Inc., 5.125%, 6/15/2039	76,000	83,469
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	207,000	218,482
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	359,000	400,606
Northwell Healthcare, Inc., 3.979%, 11/01/2046	39,000	41,804
Northwell Healthcare, Inc., 4.26%, 11/01/2047	310,000	343,034

		$1,826,359

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical Equipment - 0.4%
Abbott Laboratories, 4.9%, 11/30/2046	$300,000	$383,383
Boston Scientific Corp., 3.75%, 3/01/2026	84,000	90,634
Zimmer Biomet Holdings, Inc., 3.55%, 4/01/2025	250,000	264,420

		$738,437
Metals & Mining - 0.2%
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	$331,000	$346,561

Midstream - 1.3%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$472,000	$527,249
Dominion Gas Holdings LLC, 2.8%, 11/15/2020	713,000	718,543
Energy Transfer Partners LP, 5.15%, 3/15/2045	150,000	156,373
MPLX LP, 4.5%, 4/15/2038	182,000	185,973
ONEOK, Inc., 4.95%, 7/13/2047	100,000	108,280
Plains All American Pipeline, 3.55%, 12/15/2029	175,000	167,316
Plains All American Pipeline LP/PAA Finance Corp., 4.3%, 1/31/2043	150,000	131,913
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	336,000	354,471

		$2,350,118
Natural Gas - Distribution - 0.2%
NiSource, Inc., 2.95%, 9/01/2029	$228,000	$230,185
NiSource, Inc., 5.65%, 2/01/2045	85,000	110,082

		$340,267
Network & Telecom - 0.1%
AT&T, Inc., 5.65%, 2/15/2047	$144,000	$178,244

Oils - 0.2%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$373,000	$409,285

Other Banks & Diversified Financials - 0.1%
Capital One Financial Corp., 3.75%, 3/09/2027	$229,000	$243,253

Pollution Control - 0.2%
Republic Services, Inc., 3.95%, 5/15/2028	$243,000	$270,199

Retailers - 0.5%
Best Buy Co., Inc., 4.45%, 10/01/2028	$158,000	$172,605
Dollar Tree, Inc., 4%, 5/15/2025	193,000	207,530
Dollar Tree, Inc., 4.2%, 5/15/2028	138,000	149,900
Home Depot, Inc., 3.9%, 6/15/2047	245,000	282,584
Macy’s Retail Holdings, Inc., 4.3%, 2/15/2043	100,000	82,569

		$895,188

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Specialty Chemicals - 0.2%
Ecolab, Inc., 4.35%, 12/08/2021	$326,000	$342,594

Telecommunications - Wireless - 1.0%
American Tower Corp., REIT, 3.5%, 1/31/2023	$325,000	$338,032
American Tower Corp., REIT, 5%, 2/15/2024	200,000	221,265
American Tower Corp., REIT, 4%, 6/01/2025	264,000	283,887
Crown Castle International Corp., 4.45%, 2/15/2026	617,000	681,544
Crown Castle International Corp., 3.7%, 6/15/2026	369,000	391,381

		$1,916,109
Transportation - Services - 0.1%
Adani Ports & Special Economic Zone Ltd., 3.375%, 7/24/2024 (z)	$200,000	$201,990

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bonds, 3%, 2/15/2048	$350,000	$410,744

Utilities - Electric Power - 1.2%
Berkshire Hathaway Energy, 4.5%, 2/01/2045	$273,000	$326,063
Duke Energy Progress LLC, 3.45%, 3/15/2029	289,000	314,195
Enel Finance International N.V., 4.875%, 6/14/2029 (n)	250,000	286,134
Exelon Corp., 3.497%, 6/01/2022	346,000	356,051
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (z)	182,000	199,194
PPL Capital Funding, Inc., 5%, 3/15/2044	285,000	335,716
Virginia Electric & Power Co., 2.875%, 7/15/2029	444,000	457,578

		$2,274,931
Total Bonds (Identified Cost, $32,506,055)		$34,845,303

Preferred Stocks - 0.2%
Aerospace - 0.0%
Rolls-Royce Holdings PLC (a)	1,312,288	$1,700

Consumer Products - 0.1%
Henkel AG & Co. KGaA	2,545	$264,486

Specialty Chemicals - 0.1%
Fuchs Petrolub SE	2,963	$126,501
Total Preferred Stocks (Identified Cost, $429,123)		$392,687

Investment Companies (h) - 5.6%
Money Market Funds - 5.6%
MFS Institutional Money Market Portfolio, 1.89% (v) (Identified Cost, $10,210,084)	10,210,080	$10,211,101

Portfolio of Investments – continued

Securities Sold Short - (0.0)%

Issuer	Shares/Par	Value ($)
Medical & Health Technology & Services - (0.0)%
Healthcare Services Group, Inc.	(256)	$(6,236)

Telecommunications - Wireless - (0.0)%
Crown Castle International Corp., REIT	(73)	$(10,132)
Total Securities Sold Short (Proceeds Received, $14,247)		$(16,368)

Other Assets, Less Liabilities - 1.0%		1,885,171
Net Assets - 100.0%		$183,046,766

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $10,211,101 and $170,966,862, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $3,008,036, representing 1.6% of net assets.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Adani Ports & Special Economic Zone Ltd., 3.375%, 7/24/2024	9/19/19	$200,245	$201,990
Alcon Finance Corp., 2.75%, 9/23/2026	9/16/19	199,030	204,187
Celulosa Arauco y Constitucion, 4.2%, 1/29/2030	10/24/19	199,862	199,600
Jersey Central Power & Light Co., 4.3%, 1/15/2026	2/05/19	184,429	199,194
Total Restricted Securities			$804,971
% of Net assets			0.4%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
EU	Equity Unit
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Derivative Contracts at 10/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	4,346,860	USD	2,932,926	JPMorgan Chase Bank N.A.	11/15/2019	$64,565
CAD	9,509,282	USD	7,191,491	JPMorgan Chase Bank N.A.	11/15/2019	28,513
CAD	916,738	USD	692,000	JPMorgan Chase Bank N.A.	11/18/2019	4,045
CHF	246,386	USD	248,000	JPMorgan Chase Bank N.A.	11/18/2019	2,026
GBP	986,052	USD	1,194,434	JPMorgan Chase Bank N.A.	11/15/2019	83,313
GBP	2,565,861	USD	3,188,000	JPMorgan Chase Bank N.A.	11/18/2019	137,195
HKD	1,120,782	USD	143,000	Goldman Sachs International	11/18/2019	17
INR	5,980,440	USD	82,831	JPMorgan Chase Bank N.A.	11/15/2019	1,389
KRW	135,486,000	USD	111,493	Goldman Sachs International	11/15/2019	4,987
NZD	8,614,849	USD	5,440,139	Goldman Sachs International	11/15/2019	84,308
NZD	1,026,725	USD	648,000	Goldman Sachs International	11/18/2019	10,447
SEK	1,236,353	USD	126,000	Goldman Sachs International	11/18/2019	2,144
USD	226,717	BRL	909,113	Goldman Sachs International	11/18/2019	238
USD	10,639,697	CHF	10,224,919	JPMorgan Chase Bank N.A.	11/15/2019	265,938
USD	898,000	CHF	875,280	JPMorgan Chase Bank N.A.	11/18/2019	9,792
USD	545,462	DKK	3,600,026	JPMorgan Chase Bank N.A.	11/15/2019	7,595
USD	19,982,520	EUR	17,680,344	JPMorgan Chase Bank N.A.	11/15/2019	248,592
USD	127,137	ILS	439,381	JPMorgan Chase Bank N.A.	11/15/2019	2,399
USD	328,511	INR	23,458,980	JPMorgan Chase Bank N.A.	1/30/2020	673

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	9,672,768	JPY	1,013,177,699	JPMorgan Chase Bank N.A.	11/15/2019	$284,686
USD	370,000	NOK	3,370,288	Goldman Sachs International	11/18/2019	3,479
USD	5,304,126	NZD	8,198,665	Goldman Sachs International	11/15/2019	46,566
USD	1,254,436	SEK	11,936,687	Goldman Sachs International	11/15/2019	17,424
USD	341,000	SEK	3,275,088	Goldman Sachs International	11/18/2019	1,547

						$1,311,878

Liability Derivatives
CHF	896,277	USD	911,832	JPMorgan Chase Bank N.A.	11/15/2019	$(2,509)
EUR	2,930,973	USD	3,273,000	Goldman Sachs International	11/15/2019	(1,593)
INR	23,458,980	USD	331,623	JPMorgan Chase Bank N.A.	11/04/2019	(882)
JPY	441,676,364	USD	4,193,000	JPMorgan Chase Bank N.A.	11/15/2019	(100,437)
NOK	67,569,858	USD	7,585,059	Goldman Sachs International	11/15/2019	(236,865)
NOK	8,770,050	USD	974,000	Goldman Sachs International	11/18/2019	(20,252)
USD	4,286,680	AUD	6,333,401	JPMorgan Chase Bank N.A.	11/15/2019	(80,683)
USD	7,767,000	AUD	11,482,718	JPMorgan Chase Bank N.A.	11/18/2019	(151,824)
USD	1,799,000	CAD	2,395,482	JPMorgan Chase Bank N.A.	11/18/2019	(19,801)
USD	4,073,691	GBP	3,332,947	JPMorgan Chase Bank N.A.	11/15/2019	(245,210)
USD	851,000	GBP	691,043	JPMorgan Chase Bank N.A.	11/18/2019	(44,548)
USD	1,615,167	HKD	12,674,217	Goldman Sachs International	11/15/2019	(2,150)
USD	190,737	HKD	1,496,573	JPMorgan Chase Bank N.A.	11/15/2019	(236)
USD	324,288	INR	23,458,980	JPMorgan Chase Bank N.A.	11/04/2019	(6,452)
USD	543,603	KRW	656,982,480	JPMorgan Chase Bank N.A.	11/15/2019	(21,217)
USD	112,950	MXN	2,241,897	Goldman Sachs International	11/15/2019	(3,382)
USD	8,557,000	NZD	13,412,604	Goldman Sachs International	11/18/2019	(44,612)
USD	113,072	RUB	7,501,212	Goldman Sachs International	11/15/2019	(3,737)
USD	1,681,283	SEK	16,452,574	Goldman Sachs International	11/15/2019	(23,716)
USD	455,809	SGD	631,442	JPMorgan Chase Bank N.A.	11/15/2019	(8,379)
USD	104,633	THB	3,204,240	JPMorgan Chase Bank N.A.	11/15/2019	(1,613)
USD	351,438	TWD	11,006,325	JPMorgan Chase Bank N.A.	11/15/2019	(10,311)
USD	230,135	ZAR	3,558,490	Goldman Sachs International	11/15/2019	(4,990)

						$(1,035,399)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Equity Futures
BIST 30 Index	Short	TRY	937	$2,022,086	December - 2019	$63,742
CAC 40 Index	Long	EUR	38	2,427,183	November - 2019	51,612
FTSE MIB Index	Long	EUR	43	5,434,110	December - 2019	185,440
FTSE/JSE Top 40 Index	Long	ZAR	28	937,756	December - 2019	38,582

Portfolio of Investments – continued

Futures Contracts - continued

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives - continued

Equity Futures - continued
Hang Seng Index	Long	HKD	21	$3,609,107	November - 2019	$19,896
MSCI Taiwan Index	Long	USD	139	5,953,119	November - 2019	48,469
Russell 2000 Index	Short	USD	235	18,369,950	December - 2019	191,012
S&P MidCap 400 Index	Short	USD	88	17,204,000	December - 2019	82,455
S&P/ASX 200 Index	Short	AUD	43	4,909,935	December - 2019	28,311
S&P/TSX 60 Index	Long	CAD	19	2,841,561	December - 2019	27,361

						$736,880

Interest Rate Futures
Canadian Treasury Bond 10 yr	Short	CAD	94	$10,137,241	December - 2019	$249,506
Euro-Bund 10 yr	Short	EUR	71	13,601,039	December - 2019	305,544
Long Gilt 10 yr	Short	GBP	31	5,334,303	December - 2019	71,776
U.S. Treasury Note 10 yr	Short	USD	96	12,508,500	December - 2019	143,089

						$769,915

						$1,506,795

Liability Derivatives

Equity Futures
AEX 25 Index	Short	EUR	15	$1,924,595	November - 2019	$(6,945)
DAX Index	Short	EUR	3	1,078,509	December - 2019	(42,717)
FTSE 100 Index	Long	GBP	18	1,689,499	December - 2019	(15,846)
Hang Seng China Enterprises Index	Long	HKD	33	2,213,674	November - 2019	(5,361)
IBEX 35 Index	Short	EUR	15	1,552,096	November - 2019	(13,969)
IBOV Index	Short	BRL	62	1,667,839	December - 2019	(56,071)
KOSPI 200 Index	Short	KRW	17	1,008,995	December - 2019	(30,465)
Mexbol Index	Short	MXN	3	68,128	December - 2019	(1,482)
MSCI Singapore Index	Short	SGD	67	1,821,208	November - 2019	(22,336)
NIFTY Index	Short	USD	244	5,820,620	November - 2019	(135,209)
OMX 30 Index	Short	SEK	55	986,995	November - 2019	(55,964)
S&P 500 E-Mini Index	Short	USD	283	42,956,570	December - 2019	(272,211)
Topix Index	Short	JPY	35	5,363,593	December - 2019	(436,271)

						$(1,094,847)

Interest Rate Futures
Australian Note 10 yr	Long	AUD	153	$15,378,554	December - 2019	$(165,110)
Japan Government Bond 10 yr	Long	JPY	12	17,107,140	December - 2019	(106,844)

						$(271,954)

						$(1,366,801)

Portfolio of Investments – continued

Cleared Swap Agreements

Maturity Date	Notional Amount		Counter- party	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives

Interest Rate Swaps
4/11/21	USD	42,850,000	centrally cleared	2.437%/ Semi- annually	1.984% FLR (3-Month LIBOR)/ Quarterly	$504,054	$—	$504,054
3/01/24	USD	19,822,000	centrally cleared	2.533%/ Semi- annually	2.138% FLR (3-Month LIBOR)/ Quarterly	885,947	—	885,947

						$1,390,001	$—	$1,390,001

Liability Derivatives

Interest Rate Swaps
8/07/21	USD	10,300,000	centrally cleared	1.611%/ Semi- annually	2.187% FLR (3-Month LIBOR)/Quarterly	$(10,039)	$—	$(10,039)
4/11/29	USD	9,414,447	centrally cleared	1.984% FLR (3-Month LIBOR)/Quarterly	2.482%/ Semi- annually	(751,660)	—	(751,660)
3/01/49	USD	4,400,000	centrally cleared	2.138% FLR (3 Month LIBOR)/Quarterly	2.844%/ Semi- annually	(1,103,943)	—	(1,103,943)

						$(1,865,642)	$—	$(1,865,642)

At October 31, 2019, the fund had cash collateral of $1,084,211 and other liquid securities with an aggregate value of $13,814,529 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $153,578,253)	$170,966,862
Investments in affiliated issuers, at value (identified cost, $10,210,084)	10,211,101
Deposits with brokers for
Futures contracts	1,078,191
Securities sold short	6,020
Receivables for
Forward foreign currency exchange contracts	1,311,878
Net daily variation margin on open futures contracts	529,764
Investments sold	494,445
Fund shares sold	106,583
Interest and dividends	637,777
Total assets	$185,342,621

Liabilities
Payable to custodian	$117,677
Payables for
Net daily variation margin on open cleared swap agreements	49,263
Securities sold short, at value (proceeds received, $14,247)	16,368
Forward foreign currency exchange contracts	1,035,399
Net daily variation margin on open futures contracts	186,453
Investments purchased	507,294
Fund shares reacquired	149,499
Payable to affiliates
Investment adviser	8,045
Administrative services fee	186
Shareholder servicing costs	75,905
Distribution and service fees	1,305
Payable for independent Trustees’ compensation	11
Deferred country tax expense payable	3,981
Accrued expenses and other liabilities	144,469
Total liabilities	$2,295,855
Net assets	$183,046,766

Net assets consist of
Paid-in capital	$206,334,036
Total distributable earnings (loss)	(23,287,270)
Net assets	$183,046,766
Shares of beneficial interest outstanding	16,881,170

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$33,286,854	3,081,348	$10.80
Class B	4,541,825	430,866	10.54
Class C	10,083,041	954,053	10.57
Class I	127,571,586	11,719,360	10.89
Class R1	209,770	20,108	10.43
Class R2	791,418	74,200	10.67
Class R3	1,101,023	101,844	10.81
Class R4	50,915	4,667	10.91
Class R6	5,410,334	494,724	10.94

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.46 [100 / 94.25 x $10.80]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$2,346,804
Interest	1,337,527
Dividends from affiliated issuers	530,598
Other	35,175
Income on securities loaned	1,311
Foreign taxes withheld	(83,938)
Total investment income	$4,167,477
Expenses
Management fee	$1,431,671
Distribution and service fees	253,416
Shareholder servicing costs	146,928
Administrative services fee	34,706
Independent Trustees’ compensation	5,445
Custodian fee	137,912
Shareholder communications	28,031
Audit and tax fees	90,992
Legal fees	1,928
Dividend and interest expense on securities sold short	872
Interest expense and fees	68,128
Registration fees	134,925
Miscellaneous	80,071
Total expenses	$2,415,025
Fees paid indirectly	(6,526)
Reduction of expenses by investment adviser and distributor	(233,474)
Net expenses	$2,175,025
Net investment income (loss)	$1,992,452

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $761 country tax)	$6,882,234
Affiliated issuers	2,118
Futures contracts	(56,176)
Swap agreements	(27,471)
Securities sold short	(2,321)
Forward foreign currency exchange contracts	405,704
Foreign currency	(155,106)
Net realized gain (loss)	$7,048,982
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $2,855 increase in deferred country tax)	$13,317,361
Affiliated issuers	2,415
Futures contracts	(7,497,102)
Swap agreements	(475,641)
Securities sold short	912
Forward foreign currency exchange contracts	(871,712)
Translation of assets and liabilities in foreign currencies	10,862
Net unrealized gain (loss)	$4,487,095
Net realized and unrealized gain (loss)	$11,536,077
Change in net assets from operations	$13,528,529

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/19	10/31/18
Change in net assets

From operations
Net investment income (loss)	$1,992,452	$1,884,157
Net realized gain (loss)	7,048,982	7,078,537
Net unrealized gain (loss)	4,487,095	(8,965,439)
Change in net assets from operations	$13,528,529	$(2,745)
Total distributions to shareholders	$(1,715,112)	$(5,670,263)
Change in net assets from fund share transactions	$(28,763,317)	$(96,629,679)
Total change in net assets	$(16,949,900)	$(102,302,687)

Net assets
At beginning of period	199,996,666	302,299,353
At end of period	$183,046,766	$199,996,666

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$10.07	$10.26	$10.00	$10.38	$10.65

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.06	$0.04	$0.06	$0.05
Net realized and unrealized gain (loss)	0.71	(0.07)	0.46	(0.35)	(0.23)
Total from investment operations	$0.81	$(0.01)	$0.50	$(0.29)	$(0.18)

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.18)	$(0.24)	$(0.09)	$(0.09)
Net asset value, end of period (x)	$10.80	$10.07	$10.26	$10.00	$10.38
Total return (%) (r)(s)(t)(x)	8.11	(0.06)	5.18	(2.77)	(1.67)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.46	1.63	1.47	1.40
Expenses after expense reductions (f)	1.33	1.37	1.51	1.46	1.39
Net investment income (loss)	1.01	0.64	0.39	0.57	0.49
Portfolio turnover	58	37	37	51	49
Net assets at end of period (000 omitted)	$33,287	$35,972	$50,452	$125,642	$181,537

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.29	1.34	1.40	1.39	1.39

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	10/31/19		10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.82		$10.01	$9.76	$10.14	$10.41

Income (loss) from investment operations
Net investment income (loss) (d)	$0.03		$(0.01)	$(0.03)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss)	0.69		(0.07)	0.44	(0.33)	(0.22)
Total from investment operations	$0.72		$(0.08)	$0.41	$(0.35)	$(0.25)

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.11)	$(0.16)	$(0.03)	$(0.02)
Net asset value, end of period (x)	$10.54		$9.82	$10.01	$9.76	$10.14
Total return (%) (r)(s)(t)(x)	7.33		(0.81)	4.35	(3.50)	(2.42)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21		2.21	2.37	2.22	2.15
Expenses after expense reductions (f)	2.08		2.12	2.25	2.21	2.14
Net investment income (loss)	0.26		(0.09)	(0.29)	(0.18)	(0.24)
Portfolio turnover	58		37	37	51	49
Net assets at end of period (000 omitted)	$4,542		$5,061	$6,354	$8,714	$9,654

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.04		2.09	2.15	2.14	2.14

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.85	$10.00	$9.74	$10.13	$10.40

Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.01)	$(0.03)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss)	0.69	(0.06)	0.44	(0.34)	(0.22)
Total from investment operations	$0.72	$(0.07)	$0.41	$(0.36)	$(0.25)

Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$(0.15)	$(0.03)	$(0.02)
Net asset value, end of period (x)	$10.57	$9.85	$10.00	$9.74	$10.13
Total return (%) (r)(s)(t)(x)	7.31	(0.72)	4.35	(3.53)	(2.37)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.22	2.38	2.22	2.15
Expenses after expense reductions (f)	2.08	2.13	2.26	2.21	2.14
Net investment income (loss)	0.26	(0.10)	(0.30)	(0.18)	(0.26)
Portfolio turnover	58	37	37	51	49
Net assets at end of period (000 omitted)	$10,083	$13,845	$24,540	$43,754	$55,745

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.04	2.10	2.15	2.14	2.14

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$10.15	$10.35	$10.10	$10.48	$10.75

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.09	$0.07	$0.08	$0.07
Net realized and unrealized gain (loss)	0.72	(0.07)	0.46	(0.34)	(0.22)
Total from investment operations	$0.85	$0.02	$0.53	$(0.26)	$(0.15)

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.22)	$(0.28)	$(0.12)	$(0.12)
Net asset value, end of period (x)	$10.89	$10.15	$10.35	$10.10	$10.48
Total return (%) (r)(s)(t)(x)	8.49	0.19	5.42	(2.52)	(1.44)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.21	1.38	1.22	1.15
Expenses after expense reductions (f)	1.08	1.12	1.26	1.21	1.15
Net investment income (loss)	1.25	0.90	0.71	0.82	0.69
Portfolio turnover	58	37	37	51	49
Net assets at end of period (000 omitted)	$127,572	$137,065	$211,360	$371,340	$538,464

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.04	1.10	1.15	1.14	1.15

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.72	$9.93	$9.72	$10.10	$10.37

Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.01)	$(0.03)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss)	0.68	(0.07)	0.44	(0.33)	(0.22)
Total from investment operations	$0.71	$(0.08)	$0.41	$(0.35)	$(0.25)

Less distributions declared to shareholders
From net investment income	$—	$(0.13)	$(0.20)	$(0.03)	$(0.02)
Net asset value, end of period (x)	$10.43	$9.72	$9.93	$9.72	$10.10
Total return (%) (r)(s)(t)(x)	7.30	(0.83)	4.38	(3.52)	(2.42)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.22	2.37	2.23	2.15
Expenses after expense reductions (f)	2.08	2.13	2.24	2.22	2.14
Net investment income (loss)	0.26	(0.08)	(0.26)	(0.21)	(0.29)
Portfolio turnover	58	37	37	51	49
Net assets at end of period (000 omitted)	$210	$195	$363	$328	$239

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.04	2.10	2.15	2.15	2.14

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.91	$10.11	$9.89	$10.26	$10.53

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.04	$0.02	$0.03	$0.03
Net realized and unrealized gain (loss)	0.69	(0.06)	0.44	(0.34)	(0.23)
Total from investment operations	$0.77	$(0.02)	$0.46	$(0.31)	$(0.20)

Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.18)	$(0.24)	$(0.06)	$(0.07)
Net asset value, end of period (x)	$10.67	$9.91	$10.11	$9.89	$10.26
Total return (%) (r)(s)(t)(x)	7.82	(0.22)	4.81	(2.99)	(1.88)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.71	1.86	1.72	1.65
Expenses after expense reductions (f)	1.58	1.61	1.74	1.72	1.64
Net investment income (loss)	0.75	0.42	0.23	0.31	0.26
Portfolio turnover	58	37	37	51	49
Net assets at end of period (000 omitted)	$791	$1,434	$1,560	$1,300	$1,139

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.54	1.59	1.65	1.65	1.64

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended

	10/31/19	10/31/18		10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$10.09	$10.29		$10.06	$10.39	$10.65

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.07		$0.05	$0.05	$0.05
Net realized and unrealized gain (loss)	0.71	(0.07)		0.45	(0.34)	(0.23)
Total from investment operations	$0.81	$0.00	(w)	$0.50	$(0.29)	$(0.18)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.20)		$(0.27)	$(0.04)	$(0.08)
Net asset value, end of period (x)	$10.81	$10.09		$10.29	$10.06	$10.39
Total return (%) (r)(s)(t)(x)	8.09	0.00	(w)	5.17	(2.83)	(1.72)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.46		1.61	1.49	1.40
Expenses after expense reductions (f)	1.33	1.37		1.49	1.47	1.39
Net investment income (loss)	1.00	0.65		0.49	0.47	0.43
Portfolio turnover	58	37		37	51	49
Net assets at end of period (000 omitted)	$1,101	$997		$1,009	$932	$707

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.29	1.34		1.40	1.40	1.39

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$10.18	$10.37	$10.13	$10.44	$10.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.09	$0.07	$0.09	$0.09
Net realized and unrealized gain (loss)	0.71	(0.07)	0.46	(0.35)	(0.30	)(g)
Total from investment operations	$0.84	$0.02	$0.53	$(0.26)	$(0.21)

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.21)	$(0.29)	$(0.05)	$(0.11)
Net asset value, end of period (x)	$10.91	$10.18	$10.37	$10.13	$10.44
Total return (%) (r)(s)(t)(x)	8.36	0.24	5.40	(2.50)	(1.94)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.22	1.39	1.22	1.14
Expenses after expense reductions (f)	1.08	1.13	1.26	1.21	1.13
Net investment income (loss)	1.27	0.91	0.71	0.85	0.81
Portfolio turnover	58	37	37	51	49
Net assets at end of period (000 omitted)	$51	$90	$128	$192	$161

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.04	1.10	1.15	1.14	1.13

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended

	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$10.20	$10.41	$10.16	$10.54	$10.81

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.10	$0.09	$0.09	$0.06
Net realized and unrealized gain (loss)	0.72	(0.08)	0.45	(0.35)	(0.21)
Total from investment operations	$0.86	$0.02	$0.54	$(0.26)	$(0.15)

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.23)	$(0.29)	$(0.12)	$(0.12)
Net asset value, end of period (x)	$10.94	$10.20	$10.41	$10.16	$10.54
Total return (%) (r)(s)(t)(x)	8.51	0.24	5.57	(2.45)	(1.38)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.16	1.24	1.12	1.08
Expenses after expense reductions (f)	1.01	1.07	1.12	1.11	1.07
Net investment income (loss)	1.32	0.97	0.84	0.92	0.61
Portfolio turnover	58	37	37	51	49
Net assets at end of period (000 omitted)	$5,410	$5,337	$6,533	$5,743	$4,099

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.97	1.04	1.03	1.04	1.07

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Alternative Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that purchased callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is

Notes to Financial Statements – continued

subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where

Notes to Financial Statements – continued

trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$93,227,757	$—	$—	$93,227,757
Japan	116,390	6,577,506	—	6,693,896
United Kingdom	6,416,842	1,700	—	6,418,542
France	6,264,057	—	—	6,264,057
Switzerland	5,828,860	—	—	5,828,860
Germany	3,889,829	—	—	3,889,829
Canada	2,125,668	—	—	2,125,668
Taiwan	1,231,609	113,222	—	1,344,831
Netherlands	1,319,338	—	—	1,319,338
Other Countries	6,391,726	2,617,055	—	9,008,781
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	410,744	—	410,744
U.S. Corporate Bonds	—	30,611,457	—	30,611,457
Foreign Bonds	—	3,823,102	—	3,823,102
Mutual Funds	10,211,101	—	—	10,211,101
Total	$137,023,177	$44,154,786	$—	$181,177,963

Securities Sold Short	$(16,368)	$—	$—	$(16,368)

Other Financial Instruments
Futures Contracts – Assets	$1,346,377	$160,418	$—	$1,506,795
Futures Contracts – Liabilities	(872,368)	(494,433)	—	(1,366,801)
Forward Foreign Currency Exchange Contracts – Assets	—	1,311,878	—	1,311,878
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,035,399)	—	(1,035,399)
Swap Agreements – Assets	—	1,390,001	—	1,390,001
Swap Agreements – Liabilities	—	(1,865,642)	—	(1,865,642)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets, asset classes, and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets, asset classes, or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$769,915	$(271,954)
Interest Rate	Interest Rate Swaps	1,390,001	(1,865,642)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,311,878	(1,035,399)
Equity	Equity Futures	736,880	(1,094,847)
Total		$4,208,674	$(4,267,842)

(a)

Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,362,391)	$(27,471)	$—
Foreign Exchange	—	—	405,704
Equity	1,306,215	—	—
Total	$(56,176)	$(27,471)	$405,704

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$10,166	$(475,641)	$—
Foreign Exchange	—	—	(871,712)
Equity	(7,507,268)	—	—
Total	$(7,497,102)	$(475,641)	$(871,712)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral

Notes to Financial Statements – continued

support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2019:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Future Contracts (a)	$529,764	$(186,453)
Cleared Swaps Agreements (a)	—	(49,263)
Forward Foreign Currency Exchange Contracts	1,311,878	(1,035,399)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$1,841,642	$(1,271,115)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	529,764	(235,716)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$1,311,878	$(1,035,399)

(a)

The amount presented here represents the fund’s current day net variation margin for futures contracts and for cleared swaps agreements. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2019:

		Amounts Not Offset in the Statement of Assets & Liabilities

	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Goldman Sachs International	$171,157	$(171,157)	$—	$—	$—
JPMorgan Chase Bank N.A.	1,140,721	(694,102)	(446,619)	—	—
Total	$1,311,878	$(865,259)	$(446,619)	$—	$—

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2019:

		Amounts Not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Goldman Sachs International	$(341,297)	$171,157	$—	$—	$(170,140)
JPMorgan Chase Bank N.A.	(694,102)	694,102	—	—	—
Total	$(1,035,399)	$865,259	$—	$—	$(170,140)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to

Notes to Financial Statements – continued

hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss

Notes to Financial Statements – continued

on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31, 2019, this expense amounted to $872. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned

Notes to Financial Statements – continued

securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/19	Year ended 10/31/18
Ordinary income (including any short-term capital gains)	$1,715,112	$5,670,263

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/19

Cost of investments	$165,025,405
Gross appreciation	23,730,029

Gross depreciation	(7,653,007)
Net unrealized appreciation (depreciation)	$16,077,022

Undistributed ordinary income	1,879,113
Capital loss carryforwards	(41,335,508)
Other temporary differences	92,103

As of October 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(41,335,508)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 10/31/19	Year ended 10/31/18
Class A	$248,713	$886,465
Class B	71	67,692
Class C	—	179,880
Class I	1,397,371	4,302,441
Class R1	—	4,670
Class R2	1,179	27,758
Class R3	8,830	21,731
Class R4	915	2,787
Class R6	58,033	176,839
Total	$1,715,112	$5,670,263

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.80%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2019, this management fee reduction amounted to $17,365, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.79% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and

Notes to Financial Statements – continued

interest expenses incurred in connection with the fund’s investment activity), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.97%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2021. For the year ended October 31, 2019, this reduction amounted to $215,827, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $7,374 for the year ended October 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$81,955
Class B	0.75%	0.25%	1.00%	1.00%	48,265
Class C	0.75%	0.25%	1.00%	1.00%	114,420
Class R1	0.75%	0.25%	1.00%	1.00%	2,025
Class R2	0.25%	0.25%	0.50%	0.50%	4,195
Class R3	—	0.25%	0.25%	0.25%	2,556
Total Distribution and Service Fees					$253,416

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2019, this rebate amounted to $282 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder

Notes to Financial Statements – continued

redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2019, were as follows:

Amount
Class A	$—
Class B	7,544
Class C	430

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2019, the fee was $9,738, which equated to 0.0054% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $137,190.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.0194% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended October 31, 2019, the fee paid by the fund under this agreement was $266 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $28,413 and $76,706, respectively. The sales transactions resulted in net realized gains (losses) of $13,897.

(4) Portfolio Securities

For the year ended October 31, 2019, purchases and sales of investments, other than short sales and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$382,458	$1,366,035
Non-U.S. Government securities	$89,802,088	$101,667,863

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/19		Year ended 10/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	679,833	$6,993,071	780,705	$7,850,865
Class B	18,232	182,559	48,937	481,543
Class C	76,648	787,519	48,226	475,523
Class I	4,625,793	48,764,497	3,262,292	33,086,213
Class R1	45	451	376	3,660
Class R2	1,914	19,638	23,026	227,746
Class R3	19,725	204,916	36,340	368,536
Class R4	921	9,655	1,370	14,015
Class R6	136,450	1,429,579	266,994	2,743,614
	5,559,561	$58,391,885	4,468,266	$45,251,715

Shares issued to shareholders in reinvestment of distributions
Class A	22,165	$217,875	78,434	$785,123
Class B	6	59	5,720	56,224
Class C	—	—	16,232	159,888
Class I	127,664	1,262,597	381,284	3,839,533
Class R1	—	—	480	4,670
Class R2	121	1,179	2,812	27,758
Class R3	898	8,830	2,167	21,731
Class R4	92	915	276	2,787
Class R6	4,608	45,760	14,958	151,223
	155,554	$1,537,215	502,363	$5,048,937

Notes to Financial Statements – continued

	Year ended 10/31/19		Year ended 10/31/18

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,193,031)	$(12,186,072)	(2,205,097)	$(22,134,668)
Class B	(102,731)	(1,043,778)	(174,047)	(1,714,749)
Class C	(528,704)	(5,342,195)	(1,111,342)	(10,957,958)
Class I	(6,534,980)	(67,429,751)	(10,560,632)	(107,220,948)
Class R1	(14)	(137)	(17,348)	(170,377)
Class R2	(72,566)	(720,997)	(35,295)	(351,816)
Class R3	(17,611)	(178,775)	(37,752)	(378,874)
Class R4	(5,223)	(54,603)	(5,155)	(51,731)
Class R6	(169,672)	(1,736,109)	(386,248)	(3,949,210)
	(8,624,532)	$(88,692,417)	(14,532,916)	$(146,930,331)

Net change
Class A	(491,033)	$(4,975,126)	(1,345,958)	$(13,498,680)
Class B	(84,493)	(861,160)	(119,390)	(1,176,982)
Class C	(452,056)	(4,554,676)	(1,046,884)	(10,322,547)
Class I	(1,781,523)	(17,402,657)	(6,917,056)	(70,295,202)
Class R1	31	314	(16,492)	(162,047)
Class R2	(70,531)	(700,180)	(9,457)	(96,312)
Class R3	3,012	34,971	755	11,393
Class R4	(4,210)	(44,033)	(3,509)	(34,929)
Class R6	(28,614)	(260,770)	(104,296)	(1,054,373)
	(2,909,417)	$(28,763,317)	(9,562,287)	$(96,629,679)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2019, the fund’s commitment fee and interest expense were $962 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$34,744,739	$101,718,991	$126,257,162	$2,118	$2,415	$10,211,101

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$530,598	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Global Alternative Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Alternative Strategy Fund (the “Fund”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Our procedures included confirmation of securities owned as of October 31, 2019, by

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Michael Hegarty* (age 74)	Trustee	December 2004	133	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2019, Mr. Hegarty will retire as Trustee.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee. As of December 31, 2019, Mr. Hegarty will retire as Trustee and will no longer be a member of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Benjamin Nastou Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including

Board Review of Investment Advisory Agreement – continued

information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 5th quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the termination of UBS as the subadvisor of the Fund in 2018 and MFS’ assumption of the management of the Fund’s entire portfolio. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the

Board Review of Investment Advisory Agreement – continued

Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel

Board Review of Investment Advisory Agreement – continued

and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 74.98% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

As of December 31, 2019, Mr. Hegarty will retire as Trustee and will no longer be a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2019 and 2018, audit fees billed to MFS Global Alternative Strategy Fund by Deloitte were as follows:

	Audit Fees
	2019	2018
Fees billed by Deloitte:
MFS Commodity Strategy Fund	67,505	66,006
MFS Global Alternative Strategy Fund	68,300	66,872

Total	135,805	132,878

For the fiscal years ended October 31, 2019 and 2018, fees billed by Deloitte for audit-related, tax and other services provided to MFS Global Alternative Strategy Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS Commodity Strategy Fund	0	0	12,330	12,053	0	0
To MFS Global Alternative Strategy Fund	0	0	12,481	12,208	0	0
Total fees billed by Deloitte To above Funds	0	0	24,811	24,261	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Commodity Strategy Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Global Alternative Strategy Fund*	0	0	0	0	3,790	5,390

	Aggregate Fees for Non-audit Services
	2019	2018
Fees Billed by Deloitte:
To MFS Commodity Strategy Fund, MFS and MFS Related Entities#	16,120	17,443
To MFS Global Alternative Strategy Fund, MFS and MFS Related Entities#	16,271	17,598

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST XV

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 16, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2019

*	Print name and title of each signing officer under his or her signature.